United States Bankruptcy Court

District of Delaware

In re THE THAXTON GROUP	Case No.	03-13182 - 03-13213
Jointly Administered

	Reporting Period:	August-04

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconcilation ( or copies of Debtor’s bank reconciliations)	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returnes filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconcilations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Dunn	October 4, 2004
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213	August 31, 2004

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No.	03-13182 - 03-13213 _________
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	53,245,177	—			53,245,177	45,481,798	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	12,709,826				12,709,826	12,198,658	188,234,756	180,097,864
Interest Income Other Income	232,508				232,508		3,673,630	1,221,000
Additional Deposits/Tax Withheld					—		—	—
Other (Attach List)	—				—		13,896	—
Transfers between Accounts	(1,673,527)	1,673,527			—		—	—
Proceeds from the Sale of Assets				—
							—	—

Total Receipts	11,268,806	1,673,527	—	—	12,942,333	12,198,658	191,922,282	181,318,864

Disbursements
Gross Payroll/Payroll Taxes		1,673,527			1,673,527	2,532,000	27,447,947	30,251,745
Sales, Use & Other Taxes	806,467				806,467		806,467	—
Inventory Purchases					—		—
Secured/Rental/Leases					—		—	—
Insurance/Payroll WH paid from operating accounts					—		—	—
Marketing					—		—	—
Property Maintenance/Utilities					—		—	—
Other (Attach List)	2,840,035				2,840,035	3,091,921	29,015,150	22,300,888
					—		—
Loan Proceeds/Expenses Related To Loans/Insurance	6,782,115				6,782,115	6,773,368	91,581,525	91,907,738
					—		—
Deposits to Lenders	485,000				485,000		3,457,986	2,500,000
Professional fees - Carve-out	988,140				988,140	800,000	7,732,301	8,800,000
US Trustee Quarterly Fees	115,000				115,000	—	353,750	478,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—
							—

Total Disbursements	12,016,756	1,673,527	—	—	13,690,283	13,197,289	160,395,125	156,238,621

Net Cash Flow
(Receipts less Disbursements)	(747,950)	—	—	—	(747,950)	(998,631)	31,527,157	25,080,243

Cash - End of Month	52,497,228	—	—	—	52,497,228	44,483,167	52,497,227	44,483,167

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP

CONSOLIDATED

Week Ending	BUDGET 8/6	BUDGET 8/13	BUDGET 8/20	BUDGET 8/27	BUDGET MONTH AUG
Beginning Cash	$45,481,798	$45,007,017	$44,986,543	$44,121,009	$45,481,798
Cash Receipts
TICO Cash Collected	740,220	727,046	714,107	701,398	2,882,770
SM Cash Collected	1,943,079	1,947,046	1,951,017	1,954,993	7,796,135
TIG Cash Collected	187,500	187,500	187,500	187,500	750,000
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	211,403	198,153	185,829	174,369	769,754
Other Income Collected	—	—	—	—	—
	—	—	—	—	—

Total Cash Receipts	3,082,201	3,059,745	3,038,453	3,018,259	12,198,658

Cash Disbursements
Loan Proceeds Checks	1,596,623	1,585,767	1,575,712	1,566,403	6,324,505
Expenses related to Loans	12,547	12,324	12,104	11,889	48,863
Expenses related to TIG	100,000	100,000	100,000	100,000	400,000

Total Cash Disbursements	1,709,170	1,698,091	1,687,816	1,678,292	6,773,368

NET CASH RECEIPTS	1,373,032	1,361,654	1,350,637	1,339,968	5,425,290

CASH DISBURSEMENTS:
Operating Cash Disbursements
Advertising	30,400	103,500	30,375	30,100	194,375
Bank Charges	25,000	19,200	3,400	1,075	48,675
Claims Funding*	58,000	58,000	58,000	58,000	232,000
Company Auto	11,950	12,200	12,100	11,750	48,000
Computer Costs	6,050	13,425	4,750	7,260	31,485
Dues And Subscriptions	250	555	350	250	1,405
Employee Reimbursements - collections exp	12,951	13,388	12,000	13,910	52,249
Equipment Rental	8,185	2,688	25,000	2,625	38,497
Fixed Assets	3,000	5,000	23,500	5,500	37,000
Forms & Printing	1,350	550	1,034	1,850	4,784
Insurance	15,000	6,000	—	13,000	34,000
Meals & Entertainment	2,850	2,600	2,700	3,330	11,480
Miscellaneous	10,415	13,250	13,965	33,460	71,090
Office Expense	29,000	14,175	12,025	14,075	69,275
Postage	16,875	10,275	10,000	14,445	51,595
Prepaid Expenses	7,500	7,500	12,500	7,500	35,000
Prepaid Software ABS	20,000	—	—	4,595	24,595
Professional Fees-Ordinary Course	8,360	2,360	8,435	117,760	136,915
Rent	45	8,000	59,897	201,825	269,767
Repairs & Maintenance	4,050	3,850	3,850	3,850	15,600
Roadgard	—	83,000	—	—	83,000
Seminars & Meetings	2,150	1,900	2,150	1,900	8,100
Taxes & Licenses	8,200	1,550	2,600	1,600	13,950
Telephone	50,384	27,369	21,123	43,631	142,507
Temporary Agency Staff	12,830	9,830	12,830	9,830	45,320
Board of Directors	—	—	7,000	3,000	10,000
Travel	4,280	5,050	39,800	4,050	53,180
Utilities	16,143	14,809	14,647	15,544	61,143

Total Operating Cash Disbursements	365,218	440,024	394,030	625,715	1,824,987

Total Cash Disbursements by Group
Corporate	50,500	63,750	84,000	185,000	383,250
Tico Credit	51,575	41,675	103,312	92,530	289,091
Southern Management	252,000	314,000	195,500	317,300	1,078,800
Thaxton Premium Finance	500	2,100	300	525	3,425
Thaxton Commercial Lending	10	660	560	1,505	2,735
Thaxton Insurance Group	10,633	17,839	10,359	28,855	67,685

Total Operating Cash Disbursements	365,218	440,024	394,030	625,715	1,824,987

Other Items
Interest to Finova	—	581,463	—	—	581,463
Payroll Paid TTG	460,500	—	460,500	—	921,000
Payroll Paid SMC	658,000	—	929,000	—	1,587,000
401K	12,000	—	12,000	—	24,000
Restructuring Officer	12,000	12,000	12,000	12,000	48,000
Insurance Renewal	—	—	—	—	—
Credit Insurance Carrier	140,094	148,641	148,641	140,094	577,471
Pre-Filing Prepays	—	—	—	—	—
Bank Fees and Expenses	—	—	60,000	—	60,000
Deposit to Lender	—	—	—	—	—
Special Litigation Expense	—	—	—	—	—
KERP	—	—	—	—	—
US Trustee	—	—	—	—	—
Bankruptcy Professionals	200,000	200,000	200,000	200,000	800,000

Total Other Items	1,482,594	942,104	1,822,141	352,094	4,598,934

Cash from Operations
Total Collections	3,082,201	3,059,745	3,038,453	3,018,259	12,198,658
Total Disbursements	3,344,982	2,868,219	3,691,988	2,444,100	12,349,289

Net Cash from Operations	(262,781)	191,526	(653,534)	574,159	(150,630)

Restructuring Expense	(212,000)	(212,000)	(212,000)	(212,000)	(848,000)

Net Change in Cash	(474,781)	(20,474)	(865,534)	362,159	(998,630)

Adjustment due to New Budget Period					—

Ending Cash	45,007,017	44,986,543	44,121,009	44,483,167	44,483,167

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated		FOR INFORMATION PURPOSES ONLY	JOINTLY ADMINISTERED
Monthly Court Report for	August-04

		HOLDING COMPANY HOLDING COMPANY		HOLDING COMPANY

	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Eagle - All transactions Included in Tico Premium	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	53,245,177.44	51,393,586.74	—	—	(98,590.84)	—	(12,907.12)		934,770.32	l,028,318.34

			—
TICO Cash Collected	2,770,931.81	—		—	—	—	—			2,770,931.81
SM Cash Collected	8,502,988.23	—		—	—	—	—		8,502,988._3	—
TIG Cash Collected	757,135.17	—		—	757,135.17	—	—			—
TPF Cash Collected	179,782.28	—		—	—	—	179,782.28			—
TCL Cash Collected	498,988.33	—		—	—	498,988.33	—			—
Other Income Collected	232,507.58	45,409.00		—	—	—	7,534.65		88.52	179,475.41

SUBTOTAL	12,942,333.40	45,409.00	—	—	757,135.17	498,988.33	187,316.93	—	8,503,076.75	2,950,407.22

		—		—	—	—	—			—
	—			—		—	—			—
CORRECTION OF BEGINNING BALANCES	—	—		—	—	—	—			—
GENERAL LEDGER DEPOSITS AND TRANSFER	—	2,991,350.87		—	(11,706.77)	(29,544.82)	(144,208.63)		(47,762.77)	(2,758,127.88)
	—	—		—	—	—	—			—
Funds Received From Sale of Tico Mississippi - sent _	—	—		—	—	—	—			—
Holdback, Deposits and Escrows	—	—		—	—	—	—			—
	—			—		—	—			—

Total Cash Receipts and Transfers	12,942,333.40	3,036,759.87	—	—	745,428.40	469,443.51	43,108.30	—	8,455,313.98	192,279.34

				—	—	—	—			—
Cash Disbursements - Loans	—			—	—	—	—			—
	—			—	—	—	—			—
Loan Proceeds Checks	5,869,724.45	—		—	—	452,553.37	(4,930.65)		5,196,314.49	225,787.24
Expenses related to Loans\Thaxton Insurance Group	912,390.08	—		—	530,262.96	—	43,238.95		282,066.54	56,821.63

Subtotal - Loans	6,782,114.53	—	—	—	530,262.96	452,553.37	38,308.30		5,478,381.03	282,608.87

		—		—	—	—	—			—
Cash Disbursements - Other	—	—		—	—	—	—			—
Advertising	162,971.57	—		—	234.65	—	—		162,731.92	5.00
Bank Charges	177,915.77	58,026.57		—	7.50	—	—		118,980.99	900.71
Claims Funding*	249,232.96	46,468.63		—	—	—	—		202,764.33	—
Company Auto	25,326.10	—		—	808.38	210.27	—		21,536.73	2,770.72
Computer Costs	39,926.59	3,335.50		—	1,219.67	23.90	1,276.00		32,961.56	1,109.96
Dues And Subscriptions	1,300.46	—		—	222.70	—	—		1,077.76	—
Employee Reimbursements - collections exp	66,417.62	—		—	1,733.74	—	—			64,683.88
Equipment Rental	28,746.87	19,633.30		—	188.50	—	85.00		4,175.14	4,664.93
Fixed Assets	52,144.51	—		—	—	—	—		59,269.51	(7,125.00)
Forms & Printing	63,192.14	—		—	124.20	—	—		62,701.36	366.58
Insurance	32,779.75	8,260.70		—	—	—	—		24,519.05	—
Meals & Entertainment	15,800.00	—		—	—	34.49	—		14,391.07	1,374.44
Miscellaneous	7,319.39	1,437.21		—	—	—	—		4,901.19	980.99
Office Expense	46,711.04	1,086.70		—	3,317.88	29.99	678.31		24,183.43	17,414.73
Postage	43,419.61	337.63		—	102.09	107.00	50.00		38,646.91	4,175.98
Prepaid Expenses	6,432.00	—		—	—	—	—		6,432.00	—
Prepaid Software ABS	20,686.09	—		—	—	—	—		18,221.16	2,464.93
Professional Fees-Ordinary Course	20,175.97	18,838.15		—	522.20	190.02	—		502.55	123.05
Rent	388,466.82	10,763.00		—	1,007.00	856.00	39.00		342,169.1_	33,632.35
Repairs & Maintenance	19,281.73	—		—	—	—	—		18,527.86	753.87
Seminars & Meetings	9,246.68	234.38		—	—	—	—		8,847.30	165.00
Taxes & Licenses	806,466.80	—		—	20.00	120.00	—		805,69_.8_	634.91
Telephone	138,270.95	6,814.71		—	9,011.47	656.14	342.14		98,597.59	22,848.90
Temporary Agency Staff	26,695.00	2,385.60		—	6,100.50	—	—		7,471.75	10,737.15
Travel	36,044.52	1,730.01		—	—	—	—		25,761.94	8,552.57
Utilities	58,878.60	1,199.61		—	3,674.47	—	—		44,483.63	9,520.89
Interest to Finova	521,245.98	521,245.98		—	—	—	—			—
Payroll Paid TTG	588,982.89	43,921.89		—	170,430.63	14,662.33	5,828.04			354,140.00
Payroll Paid SMC	1,084,544.18	—		—	—	—	—		1,084,544.18	—
Restructuring Officer	48,000.00	48,000.00		—	—	—	—			—
Credit Insurance Payments	484,764.62	—		—	—	—	—		462,425._0	22,339.32
Deposit to Lender	485,000.00	485,000.00		—	—	—	—			—
US Trustee	115,000.00	115,000.00		—	—	—	—			—
Bankruptcy Professionals	988,140.00	988,140.00		—	—	—	—		—	—
Other	28,065.62	27,229.44		—	836.18	—	—		—	—

Total Other Cash Disbursements	6,908,168.63	2,409,089.01	—	—	199,561.76	16,890.14	8,298.49		3,717,093.37	557,235.86

				—			—		—	—

TOTAL ALL CASH DISBURSEMENTS	13,690,283.16	2,409,089.01	—	—	729,824.72	469,443.51	46,606.79		9,195,474.40	839,844.73

	52,497,227.68	52,021,257.60	—	—	(82,987.16)	—	(16,405.61)		194,609.90	380,752.95

BANK ACCOUNT RECONCILED BALANCES:	52,497,227.68	52,021,257.60			(82,987.16)	—	(16,405.61)		194,609.90	380,752.95

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance.

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Robert Dunn
Signature

Robert Dunn October 4, 2004
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP____	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

		Operating	Payroll	Other	Total
Beginning Cash Position		53,245,177.44		—	53,245,177.44

TICO Cash Collected		2,770,931.81	—	—	2,770,931.81
SM Cash Collected		8,502,988.23	—	—	8,502,988.23
TIG Cash Collected		757,135.17	—	—	757,135.17
TPF Cash Collected		179,782.23	—	—	179,782.28
TCL Cash Collected		498,988.33	—	—	498,988.33
Other Income Collected		232,507.58	—	—	232,507.58

SUBTOTAL	—	12,942,333.40	—	—	12,942,333.40

		—	—	—	—
		—	—	—	—
CORRECTION OF BEGINNING BALANCES		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFER		(1,673,527.07)	1,673,527.07	—	—
		—	—	—	—
Funds Received From Sale of Tico Mississippi - sent _		—	—	—	—
Holdback, Deposits and Escrows		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	11,268,806.33	1,673,527.07	—	12,942,333.40

Cash Disbursements - Loans
Loan Proceeds Checks		5,869,724.45			5,869,724.45
Expenses related to Loans\Thaxton Insurance Group		912,390.08			912,390.08

Subtotal - Loans		6,782,114.53	—	—	6,782,114.53

		—
Cash Disbursements - Other		—
Advertising		162,971.57		—	162,971.57
Bank Charges		177,915.77	—	—	177,915.77
Claims Funding*		249,232.96		—	249,232.96
Company Auto		25,326.10	—	—	25,326.10
Computer Costs		39,926.59	—		39,926.59
Dues And Subscriptions		1,300.46	—	—	1,300.46
Employee Reimbursements - collections exp		66,417.62	—	—	66,417.62
Equipment Rental		28,746.87	—	—	28,746.87
Fixed Assets		52,144.51	—	—	52,144.51
Forms & Printing		63,192.14	—	—	63,192.14
Insurance		32,779.75	—	—	32,779.75
Meals & Entertainment		15,800.00	—	—	15,800.00
Miscellaneous		7,319.39	—	—	7,319.39
Office Expense		46,711.04	—	—	46,711.04
Postage		43,419.61	—	—	43,419.61
Prepaid Expenses		6,432.00	—	—	6,432.00
Prepaid Software ABS		20,686.09	—	—	20,686.09
Professional Fees-Ordinary Course		20,175.97	—	—	20,175.97
Rent		388,466.82	—	—	388,466.82
Repairs & Maintenance		19,281.73	—	—	19,281.73
Seminars & Meetings		9,246.68	—	—	9,246.68
Taxes & Licenses		806,466.80	—	—	806,466.80
Telephone		138,270.95	—	—	138,270.95
Temporary Agency Staff		26,695.00	—	—	26,695.00
Travel		36,044.52	—	—	36,044.52
Utilities		58,878.60	—	—	58,878.60
Interest to Finova		521,245.98	—	—	521,245.98
Payroll Paid TTG		—	588,982.89	—	588,982.89
Payroll Paid SMC		—	1,084,544.18	—	1,084,544.18
Restructuring Officer		48,000.00	—	—	48.000.00
Credit Insurance Payments		484,764.62	—	—	484,764.62
Deposit to Lender		485,000.00	—		485,000.00
US Trustee		115,000.00	—	—	115,000 00
Bankruptcy Professionals		988,140.00	—	—	988,140.00
Other		28,065.62	—	—	28.065.62

Total Other Cash Disbursements		5,234,641.56	1,673,527.07	—	6,908,168.63

		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS		12,016,756.09	1,673,527.07	—	13,690,283.16

		52,497,227.68	—	—	52,497,227.68

BANK ACCOUNT RECONCILED BALANCES:

In re:	Case No.	03-13183
The Thaxton Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing in Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance					.
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	2,409,089.01

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for	August -04	Case #	03-13183
FED ID#	57-0669498			INACTIVE

	Consolidated Totals	Cherokee National Trust Account Wachovia 2000020760291	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS	Paragon, Inc.
Beginning Cash Position	51,393,586.74	149,991.66	49,779,877.59	571,801.49	896,792.21	(10,540.19)	5,663.98

	—
TICO Cash Collected	—					—
SM Cash Collected	—					—
TIG Cash Collected	—					—
TPF Cash Collected	—					—
TCL Cash Collected	—					—
Other Income Collected	45,409.00		43,525.67		1,883.33	—

SUBTOTAL	45,409.00	—	43,525.67	—	1,883.33	—	—

	—					—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	2,991,350.87		400,000.00	(31,629.00)	2,577,461.85	45,518.02
	—
	—					—

Total Cash receipts	3,036,759.87	—	443,525.67	(31,629.00)	2,579,345.18	45,518.02	—

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	—					—
Expenses related to Loans	—					—

Subtotal - Loans	—	—	—	—	—	—	—

						—
						—
Cash Disbursements - Other						—
Advertising	—				—	—
Bank Charges	58,026.57		47.12		57,979.45
Claims Funding*	46,468.63				46,468.63
Company Auto	—				—
Computer Costs	3,335.50				3,335.50
Dues And Subscriptions	—				—
Employee Reimbursements - collections exp	—				—
Equipment Rental	19,633.30				19,633.30
Fixed Assets	—				—
Forms & Printing	—				—
Insurance	8,260.70				8,260.70
Meals & Entertainment	—				—
Miscellaneous	1,437.21				1,437.21
Office Expense	1,086.70				1,086.70
Postage	337.63				337.63
Prepaid Expenses	—				—
Prepaid Software ABS	—				—
Professional Fees-Ordinary Course	18,838.15				18,838.15
Rent	10,763.00				10,763.00
Repairs & Maintenance	—				—
Roadgard	—				—
Seminars & Meetings	234.38				234.38
Taxes & Licenses	—				—
Telephone	6,814.71				6,814.71
Temporary Agency Staff	2,385.60				2,385.60
Travel	1,730.01				1,730.01
Utilities	1,199.61				1,199.61
Interest to Finova	521,245.98				521,245.98
Payroll Paid TTG	43,921.89					43,921.89
Payroll Paid SMC	—
Restructuring Officer	48,000.00				48,000.00
Insurance Renewal	—
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	485,000.00				485,000.00
US Trustee	115,000.00				115,000.00
Bankruptcy Professionals	988,140.00				988,140.00
Other	27,229.44				27,229.44

Total Other Cash Disbursements	2,409,089.01	—	47.12	—	2,365,120.00	43,921.89	—

TOTAL ALL CASH DISBURSEMENTS	2,409,089.01	—	47.12	—	2,365,120.00	43,921.89	—

	52,021,257.60	149,991.66	50,223,356.14	540,172.49	1,111,017.39	(8,944.06)	5,663.98

Book Balance per bank rec.	52,021,257.60	149,991.66	50,223,356.14	540,172.49	1,111,017.39	(8,944.06)	5,663.98
	—						—

THE THAXTON GROUP	Case No.	03-13183
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	51,393,586.74	—	—	51,393,586.74

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	45,409.00	—	—	45,409.00

SUBTOTAL	45,409.00	—	—	45,409.00

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	2,991,350.87	—	—	2,991,350.87
			—	—
	—	—	—	—

Total Cash receipts	3,036,759.87	—	—	3,036,759.87

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	58,026.57	—	—	58,026.57
Claims Funding*	46,468.63	—	—	46,468.63
Company Auto	—	—	—	—
Computer Costs	3,335.50	—	—	3,335.50
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	19,633.30	—	—	19,633.30
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	8,260.70	—	—	8,260.70
Meals & Entertainment	—	—	—	—
Miscellaneous	1,437.21	—	—	1,437.21
Office Expense	1,086.70	—	—	1,086.70
Postage	337.63	—	—	337.63
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	18,838.15	—	—	18,838.15
Rent	10,763.00	—	—	10,763.00
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	234.38	—	—	234.38
Taxes & Licenses	—	—	—	—
Telephone	6,814.71	—	—	6,814.71
Temporary Agency Staff	2,385.60	—	—	2,385.60
Travel	1,730.01	—	—	1,730.01
Utilities	1,199.61	—	—	1,199.61
Interest to Finova	521,245.98	—	—	521,245.98
Payroll Paid TTG	—	43,921.89	—	43,921.89
Payroll Paid SMC	—	—	—	—
Restructuring Officer	48,000.00	—	—	48,000.00
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	485,000.00	—	—	485,000.00
US Trustee	115,000.00	—	—	115,000.00
Bankruptcy Professionals	988,140.00	—	—	988,140.00
Other	27,229.44	—	—	27,229.44

Total Other Cash Disbursements	2,365,167.12	43,921.89	—	2,409,089.01

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,365,167.12	43,921.89	—	2,409,089.01

	52,065,179.49	(43,921.89)	—	52,021,257.60

Book Balance per bank rec.

In re:	Case No.	03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash-End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED
Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)

Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company		Case # 03-13184	Case No. 01-10573
Monthly Court Report for	August-04
FED ID #	57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—

	—				—	—		—	—
TICO Cash Collected	—							—	—
SM Cash Collected	—							—	—	—
TIG Cash Collected	—							—	—
TPF Cash Collected	—							—	—	—
TCL Cash Collected	—							—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—							—	—	—
	—							—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—
	—							—	—
	—							—	—
	—							—	—
	—							—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements -Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—

Cash Disbursements -Other
Advertising
Bank Charges									—
Claims Funding*	—
Company Auto	—							—	—
Computer Costs	—							—	—
Dues And Subscriptions	—							—	—
Employee Reimbursements -collections exp
Equipment Rental								—	—
Fixed Assets	—							—	—
Forms & Printing	—							—	—	—
Insurance	—							—
Meals & Entertainment	—							—	—
Miscellaneous								—	—	—
Office Expense	—							—	—	—
Postage	—							—	—	—
Prepaid Expenses								—	—
Prepaid Software ABS	—							—	—	—
Professional Fees-Ordinary Course	—							—	—
Rent	—							—	—
Repairs & Maintenance	—							—
Roadgard	—							—	—
Seminars & Meetings	—							—	—
Taxes & Licenses								—	—
Telephone	—							—
Temporary Agency Staff	—							—	—
Travel	—							—	—
Utilities	—							—	—
Interest to Finova	—							—	—
Payroll Paid TTG	—							—	—	—
Payroll Paid SMC	—							—	—	—
Restructuring Officer	—							—	—	—
Insurance Renewal	—							—	—	—
Voyager Payment	—							—	—	—
Pre-Filing Prepays	—							—	—	—
Deposit to Lender	—							—
US Trustee	—							—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank accounts columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursement journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw *
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash-End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	46,606.79
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$46,606.79

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM		03-13186	Case No.	03-13186
Monthly Court Report for	August-04
FED ID#	58-2358369

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(12,907.12)	(12,907.12)		(12,907.12)	—	—	(12,907.12)

					—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	179,782.28	179,782.28		179,782.28	—	—	179,782.28
TCL Cash Collected	—			—	—	—	—
Other Income Collected	7,534.65	7,534.65		7,534.65	—	—	7,534.65

SUBTOTAL	187,316.93	187,316.93	—	187,316.93	—	—	187,316.93

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(144,208.63)	(150,036.67)	5.828.04	(150,036.67)	5,828.04	—	(144,208.63)
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	43,108.30	37,280.26	5,828.04	37,280.26	5,828.04	—	43,108.30

Cash Disbursements - Loans

Loan Proceeds Checks	(4,930.65)	(4,930.65)		(4,930.65)	—	—	(4,930.65)
Expenses related to Loans	43,238.95	43,238.95		43,238.95	—	—	43,238.95

Subtotal-Loans	38,308.30	38,308.30	—	38,308.30			38,308.30

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	1,276.00	1,276.00		1,276.00	—	—	1,276.00
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	85.00	85.00		85.00	—	—	85.00
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	678.31	678.31		678.31	—	—	678.31
Postage	50.00	50.00		50.00	—	—	50.00
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	39.00	39.00		39.00	—	—	39.00
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	342.14	342.14		342.14	—	—	342.14
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	5,828.04		5,828.04	—	5,828.04	—	5,828.04
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
Other	—			—	—	—	—

Total Other Cash Disbursements	8,298.49	2,470.45	5,828.04	2,470.45	5,828.04	—	8,298.49

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	46,606.79	40,778.75	5,828.04	40,778.75	5,828.04	—	46,606.79

	(16,405.61)	(16,405.61)	—	(16,405.61)	—	—	(16,405.61)

Book Balance per bank rec.	(16,405.61)	(16,405.61)

In re:	Case No.	03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash for prior month or, if this is the first report the amount should be the balance on the date the petition was filed. The amounts reported to the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED
Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE	Case No.	03-13185	Case No.	03-13185
Monthly Court Report for		August-04
FED ID #	54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—						—	—	—
SM Cash Collected	—						—	—	—
TIG Cash Collected	—						—	—
TPF Cash Collected	—						—	—
TCL Cash Collected	—						—	—	—
Other Income Collected	—						—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—						—	—	—
	—						—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM						—	—	—
	—						—	—	—
	—						—	—	—
	—						—	—	—
	—						—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—						—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13187
Thaxton Insurance Group, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	729,824.72
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$729,824.72

FORM MOR-1

THE THAXTON GROUP		Case # 03-13187	Case No. 03-13187
Cash Disbursements for Thaxton Insurance Group	August-04
Monthly Court Report for	57-0926039	First Palmetto 56-564807-6
FED ID #

	Consolidated Totals	SCBT of Pledmont 30020101 Closed/ Open	Spratt Savings & Loan 70726	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(98,590.84)	3,690.42	3,220.57	(105,501.83)	—		(98,590.84)	—	—	(98,590.84)

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	757,135.17	50,841.21	37,382.46	668,911.50			706,293.96	50,841.21	—	757,135.17
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	757,135.17	50,841.21	37,382.46	668,911.50	—	—	706,293.96	50,841.21	—	757,135.17

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(11,706.77)	(49,473.16)	(36,834.71)	(95,829.53)	170,430.63		(182,137.40)	170,430.63	—	(11,706.77)
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	745,428.40	1,368.05	547.75	573,081.97	170,430.63	—	574,997.77	170,430.63	—	745,428.40

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	530,262.96			530,262.96			530,262.96			530,262.96

Subtotal - Loans	530,262.96	—	—	530,262.96	—		530,262.96	—	—	530,262.96

Cash Disbursements - Other
Advertising	234.65			234.65			234.65			234.65
Bank Charges	7.50	5.00	2.50	—			7.50		—	7.50
Claims Funding*	—			—			—			—
Company Auto	808.38			808.38			808.38	—	—	808.38
Computer Costs	1,219.67			1,219.67			1,219.67	—	—	1,219.67
Dues And Subscriptions	222.70			222.70			222.70	—	—	222.70
Employee Reimbursements - collections exp	1,733.74			1,733.74			1,733.74	—	—	1,733.74
Equipment Rental	188.50			188.50			188.50	—	—	188.50
Fixed Assets	—			—			—	—	—	—
Forms & Printing	124.20			124.20			124.20	—	—	124.20
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	3,317.88			3,317.88			3,317.88	—	—	3,317.88
Postage	102.09			102.09			102.09	—	—	102.09
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	522.20			522.20			522.20	—	—	522.20
Rent	1,007.00			1,007.00			1,007.00	—	—	1,007.00
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	20.00			20.00			20.00	—	—	20.00
Telephone	9,011.47			9,011.47			9,011.47	—	—	9,011.47
Temporary Agency Staff	6,100.50			6,100.50			6,100.50	—	—	6,100.50
Travel	—						—	—	—	—
Utilities	3,674.47			3,674.47			3,674.47	—	—	3,674.47
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	170,430.63				170,430.63		—	170,430.63	—	170,430.63
Payroll Paid SMC	—						—		—	—
Restructuring Officer	—						—	—	—	—
Insurance Renewal	—						—	—	—	—
Voyager Payment	—						—	—	—	—
Pre-Filing Prepays	—						—	—	—	—
Deposit to Lender	—						—	—	—
US Trustee	—						—	—	—	—
Bankruptcy Professionals	—						—	—	—
Other	836.18			836.18			836.18	—	—	836.18

Total Other Cash Disbursements	199,561.76	5.00	2.50	29,123.63	170,430.63		29,131.13	170,430.63	—	199,561.76

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	729,824.72	5.00	2.50	559,386.59	170,430.63		559,394.09	170,430.63	—	729,824.72

	(82,987.16)	5,053.47	3,765.82	(91,806.45)	—		(82,987.16)	—	—	(82,987.16)

Book Balance per bank rec.	(82,987.16)	5,053.47	3,765.82	(91,806.45)	—

In re:	Case No.		03-13188
Thaxton Commercial Lending, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	469,443.51
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$469,443.51

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commercial Lending		Case # 03-13188	Case No. 03-13188
Monthly Court Report for	August-04
FED ID#	57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	498,988.33	498,988.33		498,988.33	—	—	498,988.33
Other Income Collected	—			—	—	—	—

SUBTOTAL	498,988.33	498,988.33	—	498,988.33	—	—	498,988.33

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(29,544.82)	(44,207.15)	14,662.33	(44,207.15)	14,662.33	—	(29,544.82)
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	469,443.51	454,781.18	14,662.33	454,781.18	14,662.33	—	469,443.51

Cash Disbursements - Loans
Loan Proceeds Checks	452,553.37	452,553.37		452,553.37			452,553.37
Expenses related to Loans	—			—			—

Subtotal - Loans	452,553.37	452,553.37	—	452,553.37			452,553.37

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—					—
Company Auto	210.27	210.27		210.27	—	—	210.27
Computer Costs	23.90	23.90		23.90	—	—	23.90
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	34.49	34.49		34.49	—	—	34.49
Miscellaneous	—	—		—	—	—	—
Office Expense	29.99	29.99		29.99	—	—	29.99
Postage	107.00	107.00		107.00	—	—	107.00
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	190.02	190.02		190.02	—	—	190.02
Rent	856.00	856.00		856.00	—	—	856.00
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	120.00	120.00		120.00	—	—	120.00
Telephone	656.14	656.14		656.14	—	—	656.14
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	14,662.33		14,662.33	—	14,662.33	—	14,662.33
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	16,890.14	2,227.81	14,662.33	2,227.81	14,662.33	—	16,890.14

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	469,443.51	454,781.18	14,662.33	454,781.18	14,662.33	—	469,443.51

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing in Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash-End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company			Case #	03-13189	Case No.	03-13189
Monthly Court Report for		August-04
FED ID#	56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	5,663.98	—	5,663.98	5,663.98		—	5,663.98

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	5,663.98	—	5,663.98	5,663.98	—	—	5,663.98

Book Balance per bank rec.	5,663.98	—	5,663.98

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for	August-04
FED ID #

	Consolidated Totals	TICO-AL 03-13196	TICO-GA 03-13199	TICO-DE 03-13182	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	MODERN RECOVERY 03-13190	TICO-SC 03-13191	TICO-IN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	1,028,318.34	63,127.82	—	87,385.88	—	—	726,005.01	—	—	33,_5_.92	118,749.31

	—	—	—	—	—	—	—	—	—		—
TICO Cash Collected	2,770,931.81	132,560.72	140,573.67	—	—	182,902.41	822,041.85	—	1,492,853.16		—
SM Cash Collected	—	—	—	—	—	—	—	—			—
TIG Cash Collected	—	—	—	—	—	—	—	—			—
TPF Cash Collected	—	—	—	—	—	—	—	—			—
TCL Cash Collected	—	—	—	—	—	—	—	—	—		—
Other Income Collected	179,475.41	10,986.97	6,466.55	13,197.49	11,098.66	3,042.84	38,600.50	—	92,910.25	3,472.15	—

SUBTOTAL	2,950,407.22	143,547.69	147,040.22	13,197.49	11,098.66	185,945.25	860,642.35	—	1,585,763.41	3,472.15	—

	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,758,127.88)	(98,527.74)	(105,930.19)	(3,709.82)	(6,055.45)	(78,474.52)	(1,407,347.36)	23,077.46	(1,090,983.29)	(1,5__.77)	11,422.80
	—	—	—	—	—	—	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—	—	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—	—	—	—	—		—
	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	192,279.34	45,019.95	41,110.03	9,487.67	5,043.21	107,470.73	(546,705.01)	23,077.46	494,780.12	1,572.38	11,422.80

		—	—	—	—	—	—	—	—		—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	225,787.24	19,218.10	18,352.29	—	—	68,608.24	—	—	119,608.69		—
Expenses related to Loans	56,821.63	3,631.49	488.98	(601.24)	(1,848.76)	1,460.85	(4,402.35)	—	58,092.66	—	—

Subtotal - Loans	282,608.87	22,849.59	18,841.27	(601.24)	(1,848.76)	70,069.09	(4,402.35)	—	177,701.27	—	—

		—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—	—	—	—	—	—	—
Advertising	5.00	—	—	—	—	—	—	—	5.00	—	—
Bank Charges	900.71	(5.69)	—	478.88	—	—	(12.00)	—	—	17.57	421.95
Claims Funding*	—	—	—	—	—	—	—	—	—		—
Company Auto	2,770.72	—	—	—	—	—	—	—	666.68		2,104.04
Computer Costs	1,109.96	60.00	45.00	165.00	—	60.00	—	—	634.06	_5.00	70.00
Dues And Subscriptions	—	—	—	—	—	—	—	—	—	—	—
Employee Reimbursements - collections exp	64,683.88	2,071.24	264.16	3,976.95	1.886.76	383.75	42,188.93	—	13,215.13	6__.26	6.70
Equipment Rental	4,664.93	—	(142.04)	1,631.34	3,774.96	(143.40)	1,071.81	—	(1,178.21)	3__.54	(657.07)
Fixed Assets	(7,125.00)	—	—	—	—	—	—	—			(7,125.00)
Forms & Printing	366.58	250.21	—	—	—	116.37	—	—	—		—
Insurance	—	—	—	—	—	—	—	—	—		—
Meals & Entertainment	1,374.44	—	—	—	—	—	91.00	—	—		1,283.44
Miscellaneous	980.99	220.79	11.00	550.00	—	—	—	—	163.50	35.70	—
Office Expense	17,414.73	1,051.96	1,096.82	65.57	621.40	1,588.34	243.91	—	12,101.54	_3.39	551.80
Postage	4,175.98	415.10	454.57	—	29.26	172.90	377.44	—	2,427.19	—	299.52
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	2,464.93	236.66	236.66	—	—	—	—	—	1,774.95	—	2 16.66
Professional Fees-Ordinary Course	123.05	—	—	—	22.00	—	61.00	—	—	—	40.05
Rent	33,632.35	1,050.00	4,306.67	3,750.00	548.93	(1,128.48)	825.00	—	20,874.23		3,406.00
Repairs & Maintenance	753.87	—	—	—	—	—	61.40	—	692.47	—	—
Roadgard	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	165.00	—	165.00	—	—	—	—	—	—	—	—
Taxes & Licenses	634.91	40.00	40.29	—	—	—	10.38	—	544.24	—	—
Telephone	22,848.90	970.02	1,166.55	(709.27)	8.66	1,190.79	1,045.78	—	14,377.08	312.21	4,487.08
Temporary Agency Staff	10,737.15	—	1,662.00	—	—	—	896.70	—	8,178.45	—	—
Travel	8,552.57	—	—	473.96	—	—	85.56	—	—	—	7,993.05
Utilities	9,520.89	612.10	731.16	185.36	—	549.50	239.40	—	6,326.39	58.28	818.70
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	354,140.00	11,373.70	12,007.91	—	—	32,920.54	—	23,077.46	216,451.45	—	58,308.94
Payroll Paid SMC	—	—	—	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	22,339.32	601.18	223.01	—	—	1,691.33	—	—	19,823.30	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—		—
Other - payment to Investment Banker	—	—	—	—	—	—	—	—	—		—

Total Other Cash Disbursements	557,235.86	18,947.27	22,268.76	10,567.79	6,891.97	37,401.64	47,186.31	23,077.46	317,078.85	1,589.95	72,225.86

TOTAL ALL CASH DISBURSEMENTS	839,844.73	41,796.86	41,110.03	9,966.55	5,043.21	107,470.73	42,783.96	23,077.46	494,780.12	1,582.95	72,225.86

			—	—	—	—	—	—	—		—

	380,752.95	66,350.91	—	86,907.00	—	—	136,516.04	—	—	33,032.75	57,946.25

			—	—	—	—	—	—	—		—
Book Balance per bank rec.	380,752.95	66,350.91	—	86,907.00	—	—	136,516.04	0.00	—	33,_32.75	57,946.25

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No.	-
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	1,028,318.34	—	—	1,028,318.34

		—	—	—
TICO Cash Collected	2,770,931.81	—	—	2,770,931.81
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	179,475.41	—	—	179,475.41

SUBTOTAL	2,950,407.22	—	—	2,950,407.22

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(3,112,267.88)	354,140.00	—	(2,758,127.88)
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	(161,860.66)	354,140.00	—	192,279.34

	—
Cash Disbursements - Loans	—
	—
Loan Proceeds Checks	225,787.24			225,787.24
Expenses related to Loans	56,821.63			56,821.63

Subtotal - Loans	282,608.87			282,608.87

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	5.00			5.00
Bank Charges	900.71	—	—	900.71
Claims Funding*	—			—
Company Auto	2,770.72	—	—	2,770.72
Computer Costs	1,109.96	—		1,109.96
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	64,683.88	—	—	64,683.88
Equipment Rental	4,664.93	—	—	4,664.93
Fixed Assets	(7,125.00)	—	—	(7,125.00)
Forms & Printing	366.58	—	—	366.58
Insurance	—	—	—	—
Meals & Entertainment	1,374.44	—	—	1,374.44
Miscellaneous	980.99	—	—	980.99
Office Expense	17,414.73	—	—	17,414.73
Postage	4,175.98	—	—	4,175.98
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	2,464.93	—	—	2,464.93
Professional Fees-Ordinary Course	123.05	—	—	123.05
Rent	33,632.35	—	—	33,632.35
Repairs & Maintenance	753.87	—	—	753.87
Roadgard	—	—	—	—
Seminars & Meetings	165.00	—	—	165.00
Taxes & Licenses	634.91	—	—	634.91
Telephone	22,848.90	—	—	22,848.90
Temporary Agency Staff	10,737.15	—	—	10,737.15
Travel	8,552.57	—	—	8,552.57
Utilities	9,520.89	—	—	9,520.89
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	354,140.00	—	354,140.00
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	22,339.32	—	—	22,339.32
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	203,095.86	354,140.00	—	557,235.86

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	485,704.73	354,140.00	—	839,844.73

	380,752.95	—	—	380,752.95

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TlCO CREDIT CORP - DISBURSEMENT ACCOUNTS		WACHOVIA #2000014825101	WACHOVIA #2000014826087	Case No.
Monthly Court Report for	August-04
FED ID#

	Consolidated Totals	TICO-AL	TICO-CA	TICO-DE	TICO-MB	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	118,749.31	—	—							118,749.31	118,749.31	—	—	118,749.31

	—	—	—	—	—	—	—	—	—	—		—	—	—
TICO Cash Collected	—												—	—
SM Cash Collected	—									—			—	—
TIG Cash Collected	—									—			—	—
TPF Cash Collected	—									—			—	—
TCL Cash Collected	—									—			—	—
Other Income Collected	—									—			—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—		—	—	—
	—												—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	424,658.17	30,324.66	29,102.12	9,839.12	5,043.21	74,550.19	42,783.96	278,328.67	1,572.38	(46,886.14)	424,658.17	—	—	424,658.17
Outstanding Checks	—	—	—	—	—	—	—	—	—			—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—				—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—			—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	424,658.17	30,324.66	29,102.12	9,839.12	5,043.21	74,550.19	42,783.96	278,328.67	1,572.38	(46,886.14)	424,658.17	—	—	424,658.17

		—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	225,787.24	19,218.10	18,352.29		—	68,608.24		119,608.61	—		225,787.24			225,787.24
Expenses related to Loans	56,821.63	3,631.49	488.98	(601.24)	(1,848.76)	1,460.85	(4,402.35)	58,092.66	—	—	56,821.63			56,821.63

Subtotal - Loans	282,608.87	22,849.59	18,841.27	(601.24)	(1,848.76)	70,069.09	(4,402.35)	177,701.27	—	—	282,608.87			282,608.87

		—	—	—	—	—	—	—	—	—				—
		—	—	—	—	—	—	—	—	—				—
Cash Disbursements - Other			—	—	—	—	—	—	—	—				—
Advertising	5.00				—		—	5.00	—		5.00			5.00
Bank Charges	657.21	(104.19)		351.45			(12.00)	—	—	421.95	657.21		—	657.21
Claims Funding*	—						—							—
Company Auto	2,770.72				—		—	666.68		2,104.04	2.770.72	—	—	2,770.72
Computer Costs	1,109.96	60.00	45.00	165.00	—	60.00	—	634.96	75.00	70.00	1,109.96	—	—	1,109.96
Dues And Subscriptions	—	—		—	—	—	—				—	—	—	—
Employee Reimbursements - collections exp	64,683.88	2,071.24	264.16	3,976.95	1,886.76	383.75	42,188.93	13,215.13	690.26	6.70	64,683.88	—	—	64,683.88
Equipment Rental	4,664.93		(142.04)	1,631.34	3,774.96	(143.40)	1,071.81	(1,178.21)	307.54	(657.07)	4,664.93		—	4,664.93
Fixed Assets	(7,125.00)					—	—			(7,125.00)	(7,125.00)	—	—	(7,125.00)
Forms & Printing	366.58	250,21	—	—		116.37	—	—	—	—	366.58		—	366.58
Insurance	—					—	—				—	—	—	—
Meals & Entertainment	1,374.44				—	—	91.00			1,283.44	1,374.44	—	—	1,374.44
Miscellaneous	980.99	220.79	11.00	550.00	—	—	—	163.50	35.70	—	980.99	—	—	980.99
Office Expense	17,414.73	1,051.96	1,096.82	65.57	621.40	1,588.34	243.91	12.101.54	93.39	551.80	17,414.73	—	—	17,414.73
Postage	4,175.98	415.10	454.57	—	29.26	172.90	377.44	2,427.19	—	299.52	4,175.98	—	—	4,175.98
Prepaid Expenses	—	—			—		—					—	—	—
Prepaid Software ABS	2,464.93	236.66	236.66	—		—	—	1,774.95	—	216.66	2,464.93	—	—	2,464.93
Professional Fees-Ordinary Course	123.05				22.00		61.00			40.05	123.05	—	—	123.05
Rent	33,632.35	1,050.00	4,306.67	3,750.00	548.93	(1,128.48)	825.00	20,874.23		3,406.00	33,632.35	—	—	33,632.35
Repairs & Maintenance	753.87			—	—	—	61.40	692.47	—		753.87	—	—	753.87
Roadgard	—				—		—				—	—	—	—
Seminars & Meetings	165.00		165.00		—		—				165.00	—	—	165.00
Taxes & Licenses	634.91	40.00	40.29			—	10.38	544.24		—	634.91	—	—	634.91
Telephone	22,848.90	970.02	1,166.55	(709.27)	8.66	1,190.79	1,045.78	14,377.08	312.21	4,487.08	22,848.90	—	—	22,848.90
Temporary Agency Staff	10,737.15		1,662.00			—	896.70	8,178.45			10,737.15	—	—	10,737.15
Travel	8,552,57		—	473.96		—	85.56	—	—	7,993.05	8,552.57	—	—	8,552.57
Utilities	9,520.89	612.10	731.16	185.36	—	549.50	239.40	6,326.39	58.28	818.70	9,520.80	—	—	9,520.89
Interest to Finova	—											—	—	—
Payroll Paid TTG	—												—	—
Payroll Paid SMC	—												—	—
Restructuring Officer	—												—	—
Insurance Renewal	—												—	—
Credit Insurance Payments	22,339.32	601.18	223.01	—		1.691.33		19,823.80	—	—	22,339.32		—	22,339.32
Pre-Filing Prepays	—											—	—	—
Deposit to Lender	—												—	—
US Trustee	—											—	—	—
Bankruptcy Professionals	—												—	—
Other	—											—	—	—

Total Other Cash Disbursements	202,852.36	7,475.07	10,260.85	10,440.36	6,891.97	4,481.10	47,186.31	100,627.40	1,572.38	13.916.92	202,852.36		—	202,852.36

												—	—	—

TOTAL ALL CASH DISBURSEMENTS	485,461.23	30,324.66	29,102.12	9,839.12	5,043.21	74,550.19	42,783,96	278,328.67	1,572.38	13,916.92	485,461.23		—	485,461.23

			—	—	—	—	—	—	—	—

	57,946.25	—	—	—	—	—	—	—	—	57,946.25	57,946.25	—	—	57,946.25

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	57,946.25		—							57,946.25

In re:	Case No.	03-13195
TICO Credit Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [Sec Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Selling
Administrative
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating U.S. Trustees Quarterly Fees (From Current Month Actual Columns)
Total Disbursements								72,225.86
Less: Transfer to Debtors in Profession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$72,225.86

FORM MOR - 1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC.			Case #	03-13195	Case No.	03-13195
Monthly Court Report for		August-04
FED ID#	56-2258083

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	118,749.31	—	118,749.31	—		118,749.31	—		118,749.31

	—						—	—	—
TICO Cash Collected	—		—			—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—		—	—
TCL Cash Collected	—					—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—		—	—	—	—

	—					—		—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	11,422.80		(46,886.14)	58,308.94		(46,886.14)	58,308.94	—	11,422.80
	—					—		—	—
	—					—	—	—
	—					—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	11,422.80	—	(46,886.14)	58,308.94	—	(46,886.14)	58,308.94	—	11,422.80

Cash Disbursements - Loans
	—
Loan Proceeds Checks	—					—	—		—
Expenses related to Loans	—		—			—			—

Subtotal - Loans	—	—	—	—		—	—	—	—

			—
			—				—
Cash Disbursements - Other			—				—		—
Advertising	—		—			—	—		—
Bank Charges	421.95		421.95			421.95	—		421.95
Claims Funding*	—		—			—	—		—
Company Auto	2,104.04		2,104.04			2,104.04	—	—	2,104.04
Computer Costs	70.00		70.00			70.00	—	—	70.00
Dues And Subscriptions	—		—			—	—	—	—
Employee Reimbursements - collections exp	6.70		6.70			6.70	—	—	6.70
Equipment Rental	(657.07)		(657.07)			(657.07)	—	—	(657.07)
Fixed Assets	(7,125.00)		(7,125.00)			(7,125.00)	—	—	(7,125.00)
Forms & Printing	—		—			—	—	—	—
Insurance	—		—			—	—	—	—
Meals & Entertainment	1,283.44		1,283.44			1,283.44	—	—	1,283.44
Miscellaneous	—		—			—	—	—	—
Office Expense	551.80		551.80			551.80	—	—	551.80
Postage	299.52		299.52			299.52	—	—	299.52
Prepaid Expenses	—		—			—	—	—	—
Prepaid Software ABS	216.66		216.66			216.66	—	—	216.66
Professional Fees-Ordinary Course	40.05		40.05			40.05	—	—	40.05
Rent	3,406.00		3,406.00			3,406.00	—	—	3,406.00
Repairs & Maintenance	—		—			—	—	—	—
Roadgard	—		—			—	—	—	—
Seminars & Meetings	—		—			—	—	—	—
Taxes & Licenses	—		—			—	—	—	—
Telephone	4,487.08		4,487.08			4,487.08	—	—	4,487.08
Temporary Agency Staff	—		—			—	—	—	—
Travel	7,993.05		7,993.05			7,993.05	—	—	7,993.05
Utilities	818.70		818.70			818.70	—	—	818.70
Interest to Finova			—			—	—	—	—
Payroll Paid TTG	58,308.94		—	58,308.94		—	58,308.94	—	58,308.94
Payroll Paid SMC			—			—	—	—	—
Restructuring Officer	—		—			—	—	—	—
Insurance Renewal	—		—			—	—	—	—
Voyager Payment	—		—			—	—	—	—
Pre-Filing Prepays	—		—			—	—	—	—
Deposit to Lender	—		—			—	—	—	—
US Trustee	—		—			—	—	—	—
Bankruptcy Professionals	—		—			—	—	—	—
Other	—		—			—	—	—	—

Total Other Cash Disbursements	72,225.86	—	13,916.92	58,308.94	—	13,916.92	58,308.94	—	72,225.86

TOTAL ALL CASH DISBURSEMENTS	72,225.86	—	13,916.92	58,308.94	—	13,916.92	58,308.94	—	72,225.86

	57,946.25	—	57,946.25	—	—	57,946.25	—	—	57,946.25

Book Balance per bank rec.	57,946.25	—	57,946.25	—

In re:	Case No.		03-13194
TICO Credit Company of Virginia, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period			August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash-End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP					Case No.	03-13194
Cash Disbursements for TICO VA
Monthly Court Report for		August-04	Case No.	03-13194
FED ID#	57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash Is Included In TICO SC					—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

			—	—	—
Book Balance per bank rec.

In re:	Case No.	03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED ” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-l (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing in Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow

(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	494,780.12
Less: Transfer to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$494,780.12

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC			Case No.	03-13191	Case No.	03-13191
Monthly Court Report for		August-04
FED ID#	58-2358372

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS			Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—			—	—	—	—

	—							—	—	—
TICO Cash Collected	1,492,853.16		1,492,853.16				1,492,853.16	—	—	1,492,853.16
SM Cash Collected	—	—					—	—	—	—
TIG Cash Collected	—	—					—	—	—	—
TPF Cash Collected	—	—					—	—	—	—
TCL Cash Collected	—	—					—	—	—	—
Other Income Collected	92,910.25		92,910.25				92,910.25	—	—	92,910.25

SUBTOTAL	1,585,763.41	—	1,585,763.41	—	—		1,585,763.41	—	—	1,585,763.41

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,090,983.29)	—	(1,307,434.74)	216,451.45	—		(1,307,434.74)	216,451.45	—	(1,090,983.29)
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	494,780.12	—	278,328.67	216,451.45	—	—	278,328.67	216,451.45	—	494,780.12

Cash Disbursements - Loans
Loan Proceeds Checks	119,608.61		119,608.61				119,608.61	—	—	119,608.61
Expenses related to Loans	58,092.66		58,092.66				58,092.66	—	—	58,092.60

Subtotal - Loans	177,701.27	—	177,701.27	—	—		177,701.27	—	—	177,701.27

			—
Cash Disbursement - Other			—
			—
Advertising	5.00		5.00				5.00	—	—	5.00
Bank Charges	—		—				—	—	—	—
Claims Funding*	—		—				—		—	—
Company Auto	666.68		666.68				666.68	—	—	666.68
Computer Costs	634.96		634.96				634.96	—	—	634.96
Dues And Subscriptions	—		—				—	—	—	—
Employee Reimbursements - collections exp	13,215.13		13,215.13				13,215.13	—	—	13,215.13
Equipment Rental	(1,178.21)		(1,178.21)				(1,178.21)	—	—	(1,178.21)
Fixed Assets	—		—				—	—	—	—
Forms & Printing	—		—				—	—		—
Insurance	—		—				—	—	—	—
Meals & Entertainment	—		—				—	—	—	—
Miscellaneous	163.50		163.50				163.50	—	—	163.50
Office Expense	12,101.54		12,101.54				12,101.54	—	—	12,101.54
Postage	2,427.19		2,427.19				2,427.19	—	—	2,427.19
Prepaid Expenses	—		—				—	—	—	—
Prepaid Software ABS	1,774.95		1,774.95				1,774.95	—	—	1,774.95
Professional Fees-Ordinary Course	—		—				—	—	—	—
Rent	20,874.23		20,874.23				20,874.23	—	—	20,874.23
Repairs & Maintenance	692.47		692.47				692.47	—		692.47
Roadgard	—		—				—	—	—	—
Seminars & Meetings	—		—				—	—	—	—
Taxes & Licenses	544.24		544.24				544.24	—	—	544.24
Telephone	14,377.08		14,377.08				14,377.08	—	—	14,377.08
Temporary Agency Staff	8,178.45		8,178.45				8,178.45	—	—	8,178.45
Travel	—		—				—	—	—	—
Utilities	6,326.39		6,326.39				6,326.39	—	—	6,326.39
Interest to Finova	—		—				—	—	—
Payroll Paid TTG	216,451.45		—	216,451.45			—	216,451.45	—	216,451.45
Payroll Paid SMC	—		—				—	—	—	—
Restructuring Officer	—		—				—	—	—	—
Insurance Renewal	—		—				—	—	—	—
Voyager Payment	19,823.80		19,823.80				19,823.80	—	—	19,823.80
Pre-Filing Prepays	—		—				—	—	—	—
Deposit to Lender	—		—				—	—	—	—
US Trustee	—		—				—	—	—	—
Bankruptcy Professionals	—		—				—	—	—	—
Other	—						—	—	—	—

Total Other Cash Disbursements	317,078.85	—	100,627.40	216,451.45	—	—	100,627.40	216,451.45	—	317,078.85

									—	—

TOTAL ALL CASH DISBURSEMENTS	494,780.12	—	278,328.67	216,451.45	—		278,328.67	216,451.45	—	494,780.12

	—	—	—	—	—		—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements of calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								41,796.86
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$41,796.86

FORM MOR-1

THE THAXTON GROUP		Case No. 03-13196	Case No. 03-13116
Cash Disbursements for TICO ALABAMA
Monthly Court Report for	August-04
FED ID#	57-1109035

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	63,127.82	—	—	—	24,992.71	38,135.11	63,127.82	—		63,127.82

	—							—	—	—
TICO Cash Collected	132,560.72	(12,021.00)			60,015.10	84,566.62	132,560.72	—	—	132,560.72
SM Cash Collected	—	—					—	—	—	—
TIG Cash Collected	—	—					—	—	—	—
TPF Cash Collected	—	—					—	—	—	—
TCL Cash Collected	—	—					—	—	—	—
Other Income Collected	10,986.97	10,986.97					10,986.97	—	—	10,986.97

SUBTOTAL	143,547.69	(1,034.03)	—	—	60,015.10	84,566.62	143,547.69	—	—	143,547.69

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(98,527.74)	1,034.03	30,324.66	11,373.70	(55,370.03)	(85,890.10)	(109,901.44)	11,373.70	—	(98,527.74)
	—						—	—		—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	45,019.95	—	30,324.66	11,373.70	4,645.07	(1,323.48)	33,646.25	11,373.70	—	45,019.95

Cash Disbursements - Loans
Loan Proceeds Checks	19,218.10		19,218.10				19,218.10	—		19,218.10
Expenses related to Loans	3,631.49		3,631.49				3,631.49	—		3,631.49

Subtotal - Loans	22,849.59	—	22,849.59	—	—	—	22,849.59	—	—	22,849.59

Cash Disbursements - Other
Advertising	—		—				—	—		—
Bank Charges	(5.69)		(104.19)		28.00	70.50	(5.69)	—		(5.69)
Claims Funding*	—		—							—
Company Auto	—		—				—	—	—	—
Computer Costs	60.00		60.00				60.00	—	—	60.00
Dues And Subscriptions	—		—				—	—	—	—
Employee Reimbursements - collections exp	2,071.24		2,071.24				2,071.24	—	—	2,071.24
Equipment Rental	—		—				—	—	—	—
Fixed Assets	—		—				—	—	—	—
Forms & Printing	250.21		250.21				250.21	—	—	250.21
Insurance	—		—				—	—	—	—
Meals & Entertainment	—		—				—	—	—	—
Miscellaneous	220.79		220.79				220.79	—	—	220.79
Office Expense	1,051.96		1,051.96				1,051.96	—	—	1,051.96
Postage	415.10		415.10				415.10	—	—	415.10
Prepaid Expenses	—		—				—	—	—	—
Prepaid Software ABS	236.66		236.66				236.66	—	—	236.66
Professional Fees-Ordinary Course	—		—				—	—	—	—
Rent	1,050.00		1,050.00				1,050.00	—	—	1,050.00
Repairs & Maintenance	—		—				—	—	—	—
Roadgard	—		—				—	—	—	—
Seminars & Meetings	—		—				—	—	—	—
Taxes & Licenses	40.00		40.00				40.00	—	—	40.00
Telephone	970.02		970.02				970.02	—	—	970.02
Temporary Agency Staff	—		—				—	—	—	—
Travel	—		—				—	—	—	—
Utilities	612.10		612.10				612.10	—	—	612.10
Interest to Finova	—		—				—	—	—	—
Payroll Paid TTG	11,373.70		—	11,373.70			—	11,373.70	—	11,373.70
Payroll Paid SMC	—		—				—	—	—	—
Restructuring Officer	—		—				—	—	—	—
Insurance Renewal	—		—				—	—	—	—
Voyager Payment	601.18		601.18				601.18	—	—	601.18
Pre-Filing Prepays	—		—				—	—	—	—
Deposit to Lender	—		—				—	—	—	—
US Trustee	—		—				—	—	—	—
Bankruptcy Professionals	—		—				—	—	—	—
Other	—		—				—	—	—	—

Total Other Cash Disbursements	18,947.27	—	7,475.07	11,373.70	28.00	70.50	7,573.57	11,373.70	—	18,947.27

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	41,796.86	—	30,324.66	11,373.70	28.00	70.50	30,423.16	11,373.70	—	41,796.86

	66,350.91	—	—	—	29,609.78	36,741.13	66,350.91	—	—	66,350.91

Book Balance per bank rec.	66,350.91				29,609.78	36,741.13

In re:	Case No.	03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	107,470.73
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$107,470.73

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC		03-13193	Case No. 03-13193
Monthly Court Report for	August-04
FED ID#	56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	182,902.41	182,902.41			182,902.41	—	—	182,902.41
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	3,042.84	3,042.84			3,042.84	—	—	3,042.84

SUBTOTAL	185,945.25	185,945.25	—		185,945.25	—	—	185,945.25

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(78,474.52)	(111,395.06)	32,920.54		(78,474.52)	—	—	(78,474.52)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	107,470.73	74,550.19	32,920.54		107,470.73	—	—	107,470.73

Cash Disbursements - Loans
—
Loan Proceeds Checks	68,608.24	68,608.24			68,608.24	—	—	68,608.24
Expenses related to Loans	1,460.85	1,460.85			1,460.85	—	—	1,460.85

Subtotal - Loans	70,069.09	70,069.09	—		70,069.09	—	—	70,069.09

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	60.00	60.00			60.00	—	—	60.00
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	383.75	383.75			383.75	—	—	383.75
Equipment Rental	(143.40)	(143.40)			(143.40)	—	—	(143.40)
Fixed Assets	—	—			—	—	—	—
Forms & Printing	116.37	116.37			116.37	—	—	116.37
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	1,588.34	1,588.34			1,588.34	—	—	1,588.34
Postage	172.90	172.90			172.90	—	—	172.90
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	(1,128.48)	(1.128.48)			(1,128.48)	—	—	(1,128.48)
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	1,190.79	1,190.79			1,190.79	—	—	1,190.79
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	549.50	549.50			549.50	—	—	549.50
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	32,920.54	—	32,920.54		32,920.54	—	—	32,920.54
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	1,691.33	1,691.33			1,691.33	—	—	1,691.33
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	37,401.64	4,481.10	32,920.54	—	37,401.64	—	—	37,401.64

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	107,470.73	74,550.19	32,920.54	—	107,470.73	—	—	107.470.73

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1] (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	9,966.55
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$9,966.55

FORM MOR-1

THE THAXTON GROUP		Case No. 03-13182
Cash Disbursements for TICO - DELAWARE
Monthly Court Report for	August-04
FED ID #	74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Fifth Third Bank 1050032006	BB&T 5181006058	BB&T 5180186451	BB&T 5180158407	Ohio Valley 8012564	First National Bank 5711347	PNC Bank 3004243118	National City 754211488
Beginning Cash Position	87,385.88	—	—	9,951.16	9,309.27	9,703.95	9,706.98	9,598.60	9,985.00	12,281.00	16,849.92

	—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	13,197.49	13,197.49

SUBTOTAL	13,197.49	13,197.49	—	—	—	—	—	—	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(3,709.82)	(3,709.82)	—	—	—	—	—	—	—	—	—
	—
	—
	—
	—

Total Cash Receipts and Transfers	9,487.67	9,487.67	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—
Expenses related to Loans	(601.24)	(601.24)

Subtotal - Loans	(601.24)	(601.24)	—	—	—	—	—	—	—	—	—

		—
Cash Disbursements - Other		—
		—
Advertising	—	—
Bank Charges	478.88				47.25	91.66	96.83	5.12		238.02
Claims Funding*	—	—
Company Auto	—	—
Computer Costs	165.00	165.00
Dues And Subscriptions	—	—
Employee Reimbursements - collections exp	3,976.95	3,976.95
Equipment Rental	1,631.34	1,631.34
Fixed Assets	—	—
Forms & Printing	—	—
Insurance	—	—
Meals & Entertainment	—	—
Miscellaneous	550.00	550.00
Office Expense	65.57	65.57
Postage	—	—
Prepaid Expenses	—	—
Prepaid Software ABS	—	—
Professional Fees-Ordinary Course	—	—
Rent	3,750.00	3,750.00
Repairs & Maintenance	—	—
Roadgard	—	—
Seminars & Meetings	—	—
Taxes & Licenses	—	—
Telephone	(709.27)	(709.27)
Temporary Agency Staff	—	—
Travel	473.96	473.96
Utilities	185.36	185.36
Interest to Finova	—	—
Payroll Paid TTG	—	—	—
Payroll Paid SMC	—	—
Restructuring Officer	—	—
Insurance Renewal	—	—
Voyager Payment	—	—
Pro-Filing Prepays	—	—
Deposit to Lender	—	—
US Trustee	—	—
Bankruptcy Professionals	—	—
Other	—	—

Total Other Cash Disbursements	10,567.79	10,088.91	—	—	47.25	91.66	96.83	5.12	—	238.02	—

							—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	9,966.55	9,487.67	—	—	47.25	91.66	96.83	5.12	—	238.02	—

	86,907.00	—	—	9,951.16	9,262.02	9,612.29	9,610.15	9,593.48	9,985.00	12,042.98	16,840.92

Book Balance per bank rec.	86,907.00	—		9,951.16	9,262.02	9,612.29	9,610.15	9,593.48	9,985.00	12.042.98	16,849.92

Case No. 03-13182

		Operating	Payroll	Other	Total
Beginning Cash Position		87,385.88	—	—	87,385.88

			—	—	—
TICO Cash Collected		—	—	—	—
SM Cash Collected		—	—	—	—
TIG Cash Collected		—	—	—	—
TPF Cash Collected		—	—	—	—
TCL Cash Collected		—	—	—	—
Other Income Collected		13,197.49	—	—	13,197.49

SUBTOTAL		13,197.49	—	—	13,197.49

		—	—	—	—
		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		(3,709.82)	—	—	(3,709.82)
		—	—	—	—
		—	—	—	—
		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	9,487.67	—	—	9,487.67

Cash Disbursements - Loans
Loan Proceeds Checks		—			—
Expenses related to Loans		(601.24)			(601.24)

Subtotal - Loans		(601.24)	—	—	(601.24)

—
Cash Disbursements - Other		—
Advertising		—	—	—	—
Bank Charges		478.88	—	—	478.88
Claims Funding*		—	—	—	—
Company Auto		—	—	—	—
Computer Costs		165.00	—	—	165.00
Dues And Subscriptions		—	—	—	—
Employee Reimbursements - collections exp		3,976.95	—	—	3,976.95
Equipment Rental		1,631.34	—	—	1,631.34
Fixed Assets		—	—	—	—
Forms & Printing		—	—	—	—
Insurance		—	—	—	—
Meals & Entertainment		—	—	—	—
Miscellaneous		550.00	—	—	550.00
Office Expense		65.57	—	—	65.57
Postage		—	—	—	—
Prepaid Expenses		—	—	—	—
Prepaid Software ABS		—	—	—	—
Professional Fees-Ordinary Course		—	—	—	—
Rent		3,750.00	—	—	3,750.00
Repairs & Maintenance		—	—	—	—
Roadgard		—	—	—	—
Seminars & Meetings		—	—	—	—
Taxes & Licenses		—	—	—	—
Telephone		(709.27)	—	—	(709.27)
Temporary Agency Staff		—	—	—	—
Travel		473.96	—	—	473.96
Utilities		185.36	—	—	185.36
Interest to Finova		—	—	—	—
Payroll Paid TTG		—	—	—	—
Payroll Paid SMC		—	—	—	—
Restructuring Officer		—	—	—	—
Insurance Renewal		—	—	—	—
Voyager Payment		—	—	—	—
Pr_-Filing Prepays		—	—	—	—
Deposit to Lender		—	—	—	—
US Trustee		—	—	—	—
Bankruptcy Professionals		—	—	—	—
Other		—	—	—	—

Total Other Cash Disbursements	—	10,567.79	—	—	10,567.79

		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	9,966.55	—	—	9,966.55

	—	86,907.00	—	—	86,907.00

Book Balance per bank rec.

In re:	Case No.	03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing in Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees; (From Current Month Actual Column)
Total Disbursements	41,110.03
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$41,110.03

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.		Case #	03-13199	Case No. 03-13199
Monthly Court Report for	August-04
FED ID#	57-1110723

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—					—	—	—	—

	—						—	—	—
TICO Cash Collected	140,573.67	140,573.67				140,573.67	—	—	140,573.67
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	6,466.55	6,466.55				6,466.55	—	—	6,466.55

SUBTOTAL	147,040.22	147,040.22	—	—		147,040.22	—	—	147,040.22

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(105,930.19)	(147,040.22)	29,102.12	12,007.91		(105,930.19)	—	—	(105,930.19)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	41,110.03	—	29,102.12	12,007.91		41,110.03	—	—	41,110.03

Cash Disbursements - Loans
Loan Proceeds Checks	18,352.29		18,352.29			18,352.29			18,352.29
Expenses related to Loans	488.98		488.98			488.98			488.98

Subtotal - Loans	18,841.27	—	18,841.27	—		18,841.27	—	—	18,841.27

Cash Disbursements - Other			—
Advertising	—		—			—			—
Bank Charges	—		—			—	—	—	—
Claims Funding*	—		—			—			—
Company Auto	—		—			—	—	—	—
Computer Costs	45.00		45.00			45.00	—	—	45.00
Dues And Subscriptions	—		—			—	—	—	—
Employee Reimbursements - collections exp	264.16		264.16			264.16	—	—	264.16
Equipment Rental	(142.04)		(142.04)			(142.04)	—	—	(142.04)
Fixed Assets	—		—			—	—	—	—
Forms & Printing	—		—			—	—	—	—
Insurance	—		—			—	—	—	—
Meals & Entertainment	—		—			—	—	—	—
Miscellaneous	11.00		11.00			11.00	—	—	11.00
Office Expense	1,096.82		1,096.82			1,096.82	—	—	1,096.82
Postage	454.57		454.57			454.57	—	—	454.57
Prepaid Expenses	—		—			—	—	—	—
Prepaid Software ABS	236.66		236.66			236.66	—	—	236.66
Professional Fees-Ordinary Course	—		—			—	—	—	—
Rent	4,306.67		4,306.67			4,306.67	—	—	4,306.67
Repairs & Maintenance	—		—			—	—	—	—
Roadgard	—		—			—	—	—	—
Seminars & Meetings	165.00		165.00			165.00	—	—	165.00
Taxes & Licenses	40.29		40.29			40.29	—	—	40.29
Telephone	1,166.55		1,166.55			1.166.55	—	—	1,166.55
Temporary Agency Staff	1,662.00		1,662.00			1,662.00	—	—	1,662.00
Travel	—		—			—	—	—	—
Utilities	731.16		731.16			731.16	—	—	731.16
Interest to Finova	—		—			—	—	—	—
Payroll Paid TTG	12,007.91		—	12,007.91		12,007.91	—	—	12,007.91
Payroll Paid SMC	—		—			—	—	—	—
Restructuring Officer	—		—			—	—	—	—
Insurance Renewal	—		—			—	—	—	—
Voyager Payment	223.01		223.01			223.01	—	—	223.01
Pre-Filing Prepays	—		—			—	—	—	—
Deposit to Lender	—		—			—	—	—	—
US Trustee	—		—			—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—		—			—	—	—	—

Total Other Cash Disbursements	22,268.76	—	10,260.85	12,007.91	—	22,268.76	—	—	22,268.76

							—	—	—

TOTAL ALL CASH DISBURSEMENTS	41,110.03	—	29,102.12	12,007.91	—	41,110.03	—	—	41,110.03

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13200
Modern Finance dba TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-l (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	42,783.96
Less: Transfer to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$42,783.96

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD	Case No. 03-13200		Case No.03-13200
Monthly Court Report for		August-04
FED ID#		31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	726,005.01	—	—	726,005.01	726,005.01	—	—	726,005.01

	—					—	—	—
TICO Cash Collected	822,041.85	366,554.52		455,487.33	822,041.85	—	—	822,041.85
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	38,600.50	38,600.50			38,600.50	—	—	38,600.50

SUBTOTAL	860,642.35	405,155.02	—	455,487.33	860,642.35	—	—	860,642.35

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,407,347.36)	(362,371.06)	—	(1,044,976.30)	(1,407,347.36)	—	—	(1,407,347.36)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(546,705.01)	42,783.96	—	(589,488.97)	(546,705.01)	—	—	(546,705.01)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	(4,402.35)	(4,402.35)			(4,402.35)	—	—	(4,402.35)

Subtotal - Loans	(4,402.35)	(4,402.35)	—	—	(4,402.35)	—	—	(4,402.35)

Cash Disbursements - Other
Advertising		—
Bank Charges	(12.00)	(12.00)			(12.00)	—	—	(12.00)
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	42,188.93	42,188.93			42,188.93	—	—	42,188.93
Equipment Rental	1,071.81	1,071.81			1,071.81	—	—	1,071.81
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	91.00	91.00			91.00	—	—	91.00
Miscellaneous	—	—			—	—	—	—
Office Expense	243.91	243.91			243.91	—	—	243.91
Postage	377.44	377.44			377.44	—	—	377.44
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	61.00	61.00			61.00	—	—	61.00
Rent	825.00	825.00			825.00	—	—	825.00
Repairs & Maintenance	61.40	61.40			61.40	—	—	61.40
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	10.38	10.38			10.38	—	—	10.38
Telephone	1,045.78	1,045.78			1,045.78	—	—	1,045.78
Temporary Agency Staff	896.70	896.70			896.70	—	—	896.70
Travel	85.56	85.56			85.56	—	—	85.56
Utilities	239.40	239.40			239.40	—	—	239.40
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	47,186.31	47,186.31	—	—	47,186.31	—	—	47,186.31

								—

TOTAL ALL CASH DISBURSEMENTS	42,783.96	42,783.96	—	—	42,783.96	—	—	42,783.96

	136,516.04	—	—	136,516.04	136,516.04	—	—	136,516.04

Book Balance per bank rec.	136,516.04			136,516.04

In re:	Case No.	03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees; (From Current Month Actual Column)
Total Disbursements	23,077.46
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$23,077.46

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery	Case # 03-13190		Case No. 03-13190
Monthly Court Report for		August-04
FED ID#		27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—
TICO Cash Collected					—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—					—	—	—
TPF Cash Collected	—				—	—		—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	23,077.46		23,077.46		—	23,077.46	—	23,077.46
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	23,077.46	—	23,077.46	—	—	23,077.46	—	23,077.46

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp.	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	23,077.46		23,077.46		—	23,077.46	—	23,077.46
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	23,077.46	—	23,077.46	—	—	23,077.46	—	23,077.46

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	23,077.46	—	23,077.46	—	—	23,077.46	—	23,077.46

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No.	03-13201
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	5,043.21
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$5,043.21

FORM MOR-1

THE THAXTON GROUP		03-13201
Cash Disbursements for TICO MISSISSIPPI
Monthly Court Report for	August-04
FED ID#	64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bancorp South 60564051	Bank of New Albany 19150560	Community 6720213	Cornerstone Bank 103127	First American 116866	First Security 131849	First State Bank 17098233
Beginning Cash Position	—	—	—

—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	11,098.66	11,098.66

SUBTOTAL	11,098.66	11,098.66	—	—	—	—	—	—	—	—

—
—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(6,055.45)	(6,055.45)	—
—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—
Holdback, Deposits and Escrows	—
—

Total Cash Receipts and Transfers	5,043.21	5,043.21	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—
Expenses related to Loans	(1,848.76)	(1,848.76)

Subtotal - Loans	(1,848.76)	(1,848.76)	—	—	—	—	—	—	—	—

Cash Disbursements - Other	—
Advertising	—	—
Bank Charges	—	—
Claims Funding*	—	—
Company Auto	—	—
Computer Costs	—	—
Dues And Subscriptions	—	—
Employee Reimbursements - collections exp	1,886.76	1,886.76
Equipment Rental	3,774.96	3,774.96
Fixed Assets	—	—
Forms & Printing	—	—
Insurance	—	—
Meals & Entertainment	—	—
Miscellaneous	—	—
Office Expense	621.40	621.40
Postage	29.26	29.26
Prepaid Expenses	—	—
Prepaid Software ABS	—	—
Professional Fees - Ordinary Course	22.00	22.00
Rent	548.93	548.93
Repairs & Maintenance	—	—
Roadgard	—	—
Seminars & Meetings	—	—
Taxes & Licenses	—	—
Telephone	8.66	8.66
Temporary Agency Staff	—	—
Travel	—	—
Utilities	—	—
Interest to Finova	—	—
Payroll Paid TTG	—	—	—
Payroll Paid SMC	—	—
Restructuring Officer	—	—
Insurance Renewal	—	—
Voyager Payment	—	—
Pre-Filing Prepays	—	—
Proceeds to Lender	—
US Trustee	—	—
Bankruptcy Professionals	—	—
Other - payment to Investment Banker	—

Total Other Cash Disbursements	6,891.97	6,891.97	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	5,043.21	5,043.21	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—	—	—	—	—	—
—

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI
Monthly Court Report for
FED ID#

	Mechanics 50200035	Merchants & Farmers 280046523	Peoples 500223999	Peoples 35021025	Peoples 299227	Bancorp South 60359775	Planters 4800128504	Trustmark 860010400	Trustmark 8900017343	Trustmark 8600146129	Trustmark 316885306	Union Planters 9000220556
Beginning Cash Position

TICO Cash Collected
SM Cash Collected
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS
Funds Received From Sale of Tico Mississippi - sent directly to Finova Holdback, Deposits and Escrows

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—	—			—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees- Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Proceeds to Lender
US Trustee
Bankruptcy Professionals
Other - payment to Investment Banker

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—		—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—	—	—	—	—	—	—	—

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No. 03-13201
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	—			—

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	11,098.66	—	—	11,098.66

SUBTOTAL	11,098.66	—	—	11,098.66

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(6,055.45)	—	—	(6,055.45)
	—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipt and Transfers	5,043.21	—	—	5,043.21

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	(1,848.76)	—	—	(1,848.76)

Subtotal-Loans	(1,848.76)	—	—	(1,848.76)

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	—	—	—	—
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	1,886.76	—	—	1,886.76
Equipment Rental	3,774.96	—	—	3,774.96
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	621.40	—	—	621.40
Postage	29.26	—	—	29.26
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	22.00	—	—	22.00
Rent	548.93	—	—	548.93
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	—	—	—	—
Telephone	8.66	—	—	8.66
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	—	—	—	—
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	—	—	—
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	6,891.97	—	—	6,891.97

TOTAL ALL CASH DISBURSEMENTS	5,043.21	—	—	5,043.21

	—	—	—	—

Book Balance per bank rec.

In re:	Case No.	03-13203
TICO Credit Company		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash-End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,589.95
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,589.95

FORM MOR-1

THE THAXTON GROUP	Case No. 03-13203
Cash Disbursements for TICO TENNESSEE			03-13203
Monthly Court Report for		August-04
FED ID#		75-271-4829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bancorp South 252190	First Federal 163323989	Trustmark 6500197556	Operating	Payroll	Other	Total
Beginning Cash Position	33,050.32	—	—	9,941.43	9,980.00	13,128.89	33,050.32	—	—	33,050.32

	—						—	—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	3,172.15	3,172.15					3,172.15	—	—	3,172.15

SUBTOTAL	3,172.15	3,172.15	—	—	—	—	3,172.15	—	—	3,172.15

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,599.77)	(1,599.77)	—	—	—		(1,599.77)	—	—	(1,599.77)
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	1,572.38	1,572.38	—	—	—	—	1,572.38	—	—	1,572.38

—
Cash Disbursements - Loans							—
—
Loan Proceeds Checks	—	—					—	—	—	—
Expenses related to Loans	—	—					—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other							—
Advertising	—	—					—	—	—	—
Bank Charges	17.57	—		17.57			17.57	—	—	17.57
Claims Funding*	—	—					—	—	—	—
Company Auto	—	—					—	—	—	—
Computer Costs	75.00	75.00					75.00	—	—	75.00
Dues And Subscriptions	—	—					—	—	—	—
Employee Reimbursements - collections exp	690.26	690.26					690.26	—	—	690.26
Equipment Rental	307.54	307.54					307.54	—	—	307.54
Fixed Assets	—	—					—	—	—	—
Forms & Printing	—	—					—	—	—	—
Insurance	—	—					—	—	—	—
Meals & Entertainment	—	—					—	—	—	—
Miscellaneous	35.70	35.70					35.70	—	—	35.70
Office Expense	93.39	93.39					93.39	—	—	93.39
Postage	—	—					—	—	—	—
Prepaid Expenses	—	—					—	—	—	—
Prepaid Software ABS	—	—					—	—	—	—
Professional Fees-Ordinary Course	—	—					—	—	—	—
Rent	—	—					—	—	—	—
Repairs & Maintenance	—	—					—	—	—	—
Roadgard	—	—					—	—	—	—
Seminars & Meetings	—	—					—	—	—	—
Taxes & Licenses	—	—					—	—	—	—
Telephone	312.21	312.21					312.21	—	—	312.21
Temporary Agency Staff	—	—					—	—	—	—
Travel	—	—					—	—	—	—
Utilities	58.28	58.28					58.28	—	—	58.28
Interest to Finova	—	—					—	—	—	—
Payroll Paid TTG	—	—	—				—	—	—	—
Payroll Paid SMC	—	—					—	—	—	—
Restructuring Officer	—	—					—	—	—	—
Insurance Renewal	—	—					—	—	—	—
Voyager Payment	—	—					—	—	—	—
Pre-Filing Prepays	—	—					—	—	—	—
Deposit to Lender	—	—					—	—	—	—
US Trustee	—	—					—	—	—	—
Bankruptcy Professionals	—	—					—	—	—	—
Other	—	—					—	—	—	—

Total Other Cash Disbursements	1,589.95	1.572.38	—	17.57	—	—	1,589.95	—	—	1,589.95

TOTAL ALL CASH DISBURSEMENTS	1,589.95	1,572.38	—	17.57	—	—	1,589.95	—	—	1,589.95

	33,032.75	—	—	9,923.86	9,980.00	13,128.89	33,032.75	—	—	33,032.75

Book Balance per bank rec.	33,032.75			9,923.86	9,980.00	13,128.89

In re:	Case No.	03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing in Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$0.00

FORM MOR-1

THE THAXTON GROUP
Cash disbursements for TICO TENN-DORMANT	Case No.03-13197		Case No.03-13197
Monthly Court Report for		August-04
FED ID #		62-1710278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—	—	—

	—		—					—	—	—
TICO Cash Collected	—							—	—	—
SM Cash Collected	—							—	—	—
TIG Cash Collected	—							—	—	—
TPF Cash Collected	—							—	—	—
TCL Cash Collected	—							—	—	—
Other Income Collected	—							—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—
	—							—	—	—
	—							—	—	—	—
	—							—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Others
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding *	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employees Reimbursement – collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—
Forms & Printing	—							—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—
Miscellaneous	—							—	—	—
Office Expenses	—							—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest & Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMG	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—
Deposit to Lender	—							—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No.	03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE.

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements TICO MS - DORMANT	Case # 03-13198		Case No. 03-13198
Monthly Court Report for		August-04
FED ID#		57-1111184

	Consolidated Tables							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*								—	—	—	—
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expenses								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—
	—	—

In re:	Case No.	03-13202
Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB-Inactive	DORMANT	Case # 03-13202	Case No. 03-13202
Monthly Court Report for		August-04
FED ID#		31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—

	—		—	—						—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—		—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expense related to Loans

Subtotal – Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Others
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—
Computer Costs	—							—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collection exp.	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs and Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13204
Thoxton Investment Corporation		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amount reported in the “CURRENT MONTH – ACTUAL” column must equal the sums of the four bank accounts columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [see Mor-1 (Con’t)].

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustees Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash – End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursement for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtors in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company	Case No.03-13204		Case No.03-13204
Monthly Court Report for		August-04
FED ID#		57-1076628

	Consolidated Totals	First Citizens Bank 650001120701	SCBT of Pledmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—								—	—	—	—

	—									—	—	—
TICO Cash Collected	—								—	—	—	—
SM Cash Collected	—								—	—	—	—
TIG Cash Collected	—								—	—	—	—
TPF Cash Collected	—								—	—	—	—
TCL Cash Collected	—								—	—	—	—
Other Income Collected	—	No Activity – Holding Company – all activity recorded at subsidiary level.							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—								—	—	—	—
	—								—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements – Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements – Other
Advertising
Bank Charges	—								—	—	—	—
Claims Funding*	—
Company Auto	—								—	—	—	—
Computer Costs	—								—	—	—	—
Dues And Subscriptions	—								—	—	—	—
Employee Reimbursements-collections exp	—								—	—	—	—
Equipment Rental	—								—	—	—	—
Fixed Assets	—								—	—	—	—
Forms & Printing	—								—	—	—	—
Insurance	—								—	—	—	—
Meals & Entertainment	—								—	—	—	—
Miscellaneous	—								—	—	—	—
Office Expense	—								—	—	—	—
Postage	—								—	—	—	—
Prepaid Expenses	—								—	—	—	—
Prepaid Software ABS	—								—	—	—	—
Professional Fees-Ordinary Course	—								—	—	—	—
Rent	—								—	—	—	—
Repairs & Maintenance	—								—	—	—	—
Roadgard	—								—	—	—	—
Seminars & Meetings	—								—	—	—	—
Taxes & Licenses	—								—	—	—	—
Telephone	—								—	—	—	—
Temporary Agency Staff	—								—	—	—	—
Travel	—								—	—	—	—
Utilities	—								—	—	—	—
Interest to Finova	—								—	—	—	—
Payroll Paid TTG	—								—	—	—	—
Payroll Paid SMC	—								—	—	—	—
Restructuring Officer	—								—	—	—	—
Insurance Renewal	—								—	—	—	—
Voyager Payment	—								—	—	—	—
Pre-Filing Prepays	—								—	—	—	—
Deposit to Lender	—								—	—	—	—
US Trustee	—								—	—	—	—
Bankruptcy Professionals	—								—	—	—	—
	—								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—

									—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.
—

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT
Monthly Court Report for	August-04	Case No. -
FED ID#

	Consolidated Totals	Covington Credit- OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	934,770.32	75,887.24	373,554.97	879,299.58	27,895.82	—	118,967.43	(540,834.72)	934,770.32	—	—	934,770.32

	—	—	—	—	—	—	—				—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—		—	—
SM Cash Collected	8,502,988.23	257,731.16	2,093,691.91	2,316,827.38	1,242,828.70	1,235,446.92	811,392.75	545,069.41	8,502,988.23		—	8,502,988.23
TIG Cash Collected	—	—	—	—	—	—	—	—	—		—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—		—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—		—	—
Other Income Collected	88.52	—	—	—	—	—	—	88.52	88.52		—	88.52

SUBTOTAL	8,503,076.75	257,731.16	2,093,691.91	2,316,827.38	1,242,828.70	1,235,446.92	811,392.75	545,157.93	8,503,076.75		—	8,503,076.75

	—	—	—	—	—	—	—	—	—		—	—
	—	—	—	—	—	—	—	—	(1,084,544.18)	1,084,544.18	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(47,762.77)	73,746.60	211,790.86	(628,102.04)	675,339.99	(46,401.84)	(28,352.97)	(305,783.37)	(47,762.77)		—	(47,762.77)
	—	—	—	—	—	—	—	—	—		—	—
	—	—	—	—	—	—	—	—	—		—	—
	—	—	—	—	—	—	—	—	—		—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	8,455,313.98	331,477.76	2,305,482.77	1,688,725.34	1,918,168.69	1,189,045.08	783,039.78	239,374.56	7,370,769.80	1,084,544.18	—	8,455,313.98

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	5,196,314.49	188,854.26	1,692,954.02	1,375,464.21	609,751.44	763,029.38	566,261.18	—	5,196,314.49			5,196,314.49
Expenses related to Loans	282,066.54	9,629.96	52,162.71	87,023.00	50,568.84	47,385.27	35,296.76	—	282,066.54			282,066.54

Subtotal - Loans	5,478,381.03	198,484.22	1,745,116.73	1,462,487.21	660,320.28	810,414.65	601,557.94	—	5,478,381.03			5,478,381.03

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	162,731.92	7,404.05	22,979.98	15,269.09	7,693.67	8,400.46	7,206.66	93,778.01	162,731.92			162,731.92
Bank Charges	118,980.99	42.00	220.75	18.00	—	—	49.00	118,651.24	118,980.99	—	—	118,980.99
Claims Funding*	202,764.33	2,363.79	32,311.87	14,263.67	6,300.48	18,785.64	8,987.61	119,751.27	202,764.33			202,764.33
Company Auto	21,536.73	44.57	291.83	279.12	625.99	268.54	356.00	19,670.68	21,536.73		—	21,536.73
Computer Costs	32,961.56	—	—	—	72.70	690.79	—	32,198.07	32,961.56		—	32,961.56
Dues And Subscriptions	1,077.76	—	50.00	257.76	—	—	—	770.00	1,077.76		—	1,077.76
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—		—	—
Equipment Rental	4,175.14	120.00	—	—	—	—	—	4,055.14	4,175.14		—	4,175.14
Fixed Assets	59,269.51	18,081.78	28,299.21	1,883.74	—	4,296.77	6,708.01	—	59,269.51		—	59,269.51
Forms & Printing	62,701.36	5,783.02	21,086.40	14,542.04	5,922.58	6,968.93	6,347.55	2,050.84	62,701.36		—	62,701.36
Insurance	24,519.05	925.86	7,918.57	5,482.08	3,362.35	3,654.72	2,265.93	909.54	24,519.05		—	24,519.05
Meals & Entertainment	14,391.07	205.16	536.80	—	107.03	222.00	44.78	13,275.30	14,391.07		—	14,391.07
Miscellaneous	4,901.19	—	—	44.05	3,075.00	44.05	49.30	1,688.79	4,901.19		—	4,901.19
Office Expense	24,183.43	2,461.06	6,235.99	4,367.39	2,219.40	2,194.29	1,807.38	4,897.92	24,183.43		—	24,183.43
Postage	38,646.91	3,199.96	7,049.85	7,761.81	3,060.60	4,618.82	1,233.40	11,722.47	38,646.91		—	38,646.91
Prepaid Expenses	6,432.00	—	6,432.00	—	—	—	—	—	6,432.00		—	6,432.00
Prepaid Software ABS	18,221.16	709.98	6,153.16	4,376.55	2,603.26	2,721.59	1,656.62	—	18,221.16		—	18,221.16
Professional Fees-Ordinary Course	502.55	—	266.00	—	—	—	236.55	—	502.55		—	502.55
Rent	342,169.47	12,966.36	106,798.09	72,368.75	45,073.94	40,334.19	33,768.62	30,859.52	342,169.47		—	342,169.47
Repairs & Maintenance	18,527.86	488.65	6,052.61	5,857.04	2,294.17	2,736.76	1,098.63	—	18,527.86		—	18,527.86
Roadgard	20,575.80	—	—	—	20,575.80	—	—	—	20,575.80		—	20,575.80
Seminars & Meetings	8,847.30	455.32	3,891.58	610.60	1,248.66	835.38	643.56	1,162.20	8,847.30		—	8,847.30
Taxes & Licenses	805,691.89	—	—	—	805,506.91	—	20.00	164.98	805,691.89	—	—	805,691.89
Telephone	98,597.59	4,893.13	37,117.82	15,786.36	5,104.15	6,076.77	11,148.56	18,470.80	98,597.59	—	—	98,597.59
Temporary Agency Staff	7,471.75	—	—	163.00	—	750.00	—	6,558.75	7,471.75	—	—	7,471.75
Travel	25,761.94	966.63	3,778.00	523.69	862.09	694.49	2,079.71	16,857.33	25,761.94	—	—	25,761.94
Utilities	44,483.63	2,309.77	15,531.25	10,818.84	6,608.91	4,969.05	4,245.81	—	44,483.63	—	—	44,483.63
Interest to Finova	—	—	—	—	—	—	—	—	—		—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—		—	—
Payroll Paid SMC	1,084,544.18	39,857.45	172,258.25	302,224.76	173,659.66	165,148.10	100,801.18	130,594.78	—	1,084,544.18	—	1,084,544.18
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	462,425.30	—	—	201,072.37	157,133.84	104,219.09	—	—	462,425.30	—	—	462,425.30
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	3,717,093.37	103,278.54	485,260.01	677,970.71	1,253,111.19	378,630.43	190,754.86	628,087.63	2,632,549.19	1,084,544.18	—	3,717,093.37

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	9,195,474.40	301,762.76	2,230,376.74	2,140,457.92	1,913,431.47	1,189,045.08	792,312.80	628,087.63	8,110,930.22	1,084,544.18	—	9,195,474.40

			—

	194,609.90	105,602.24	448,661.00	427,567.00	32,633.04	—	109,694.41	(929,547.79)	194,609.90		—	194,609.90

Book Balance per bank rec.	194,609.90	105,602.24	448,661.00	427,567.00	32,633.04	—	109,694.41	(929,547.79)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated		Wachovia 2000014825127
Monthly Court Report for	August-04	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(1,036,734.13)	—	—	—	—	—		(1,036,734.13)

	—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	8,421,682.82	284,064.93	2,237,624.53	1,988,237.94	1,826,604.05	1,103,993.33	740,674.78	240,483.26
OUTSTANDING CHECKS	—					—
Account # 2000014825127	—
Account # 2079900430903	—
	—

Total Cash Receipts and Transfers	8,421,682.82	284,064.93	2,237,624.53	1,988,237.94	1,826,604.05	1,103,993.33	740,674.78	240,483.26

Cash Disbursements - Loans
Loan Proceeds Checks	5,196,314.49	188,854.26	1,692,954.02	1,375,464.21	609,751.44	763,029.38	566,261.18	—
Expenses related to Loans	282,066.54	9,629.96	52,162.71	87,023.00	50,568.84	47,385.27	35,296.76

Subtotal - Loans	5,478,381.03	198,484.22	1,745,116.73	1,462,487.21	660,320.28	810,414.65	601,557.94	—

Cash Disbursements - Other
Advertising	162,731.92	7,404.05	22,979.98	15,269.09	7,693.67	8,400.46	7,206.66	93,778.01
Bank Charges	118,651.24							118,651.24
Claims Funding*	202,764.33	2,363.79	32,311.87	14,263.67	6,300.48	18,785.64	8,987.61	119,751.27
Company Auto	21,536.73	44.57	291.83	279.12	625.99	268.54	356.00	19,670.68
Computer Costs	32,961.56		—		72.70	690.79	—	32,198.07
Dues And Subscriptions	1,077.76		50.00	257.76	—	—	—	770.00
Employee Reimbursements - collections exp	—						—	—
Equipment Rental	4,175.14	120.00		—			—	4,055.14
Fixed Assets	59,269.51	18,081.78	28,299.21	1,883.74		4,296.77	6,708.01
Forms & Printing	62,701.36	5,783.02	21,086.40	14,542.04	5,922.58	6,968.93	6,347.55	2,050.84
Insurance	24,519.05	925.86	7,918.57	5,482.08	3,362.35	3,654.72	2,265.93	909.54
Meals & Entertainment	14,391.07	205.16	536.80	—	107.03	222.00	44.78	13,275.30
Miscellaneous	4,901.19	—	—	44.05	3,075.00	44.05	49.30	1,688.79
Office Expense	24,183.43	2,461.06	6,235.99	4,367.39	2,219.40	2,194.29	1,807.38	4,897.92
Postage	38,646.91	3,199.96	7,049.85	7,761.81	3,060.60	4,618.82	1,233.40	11,722.47
Prepaid Expenses	6,432.00	—	6,432.00	—	—	—	—	—
Prepaid Software ABS	18,221.16	709.98	6,153.16	4,376.55	2,603.26	2,721.59	1,656.62	—
Professional Fees-Ordinary Course	502.55	—	266.00	—	—	—	236.55	—
Rent	342,169.47	12,966.36	106,798.09	72,368.75	45,073.94	40,334.19	33,768.62	30,859.52
Repairs & Maintenance	18,527.86	488.65	6,052.61	5,857.04	2,294.17	2,736.76	1,098.63	—
Roadgard	20,575.80				20,575.80		—	—
Seminars & Meetings	8,847.30	455.32	3,891.58	610.60	1,248.66	835.38	643.56	1,162.20
Taxes & Licenses	805,691.89				805,506.91		20.00	164.98
Telephone	98,597.59	4,893.13	37,117.82	15,786.36	5,104.15	6,076.77	11,148.56	18,470.80
Temporary Agency Staff	7,471.75			163.00	—	750.00		6,558.75
Travel	25,761.94	966.63	3,778.00	523.69	862.09	694.49	2,079.71	16,857.33
Utilities	44,483.63	2,309.77	15,531.25	10,818.84	6,608.91	4,969.05	4,245.81	—
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	636,724.41	22,201.62	179,726.79	150,022.78	86,832.24	80,096.35	49,212.16	68,632.47
Restructuring Officer	—
Insurance Renewal	—
Credit Insurance Carrier	462,425.30			201,072.37	157,133.84	104,219.09
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—	—						—

Total Other Cash Disbursements	3,268,943.85	85,580.71	492,507.80	525,750.73	1,166,283.77	293,578.68	139,116.84	566,125.32

TOTAL ALL CASH DISBURSEMENTS	8,747,324.88	284,064.93	2,237,624.53	1,988,237.94	1,826,604.05	1,103,993.33	740,674.78	566,125.32

	(1,362,376.19)	—	—	—	—	—	—	(1,362,376.19)

Book Balance per bank rec.		—	—		—	—		(1,362,376.19)

In re:	Case No.	03-13208
Covington Credit, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE.

THE FOLLOWING SECTION MUST BE COMPLETED.

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								301,762.76
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$301,762.76

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Convington Credit, Inc.		Case No. 03-13208	Case No.
Monthly Court Report for	August-04
FED ID#	57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	ARVEST 11682857	ARVEST 570344986	Operating	Payroll	Other
Beginning Cash Position	75,887.24.	21,514.83	301.00	16,281.16	9,639.39	9,912.53	—	—	11,412.43		6,825.98	75887.24	—	—

	—												—	—
TICO Cash Collected	—											—	—	—
SM Cash Collected	257,731.16	29,217.20	8,075.41	39,284.30	28,457.60	39,040.89	11,352.09	17,655.83	37,808.20	12,407.01	34,432.63	240,075.33	17,655.83	—
TIG Cash Collected	—											—	—	—
TPF Cash Collected	—												—	—
TCL Cash Collected	—											—	—	—
Other Income Collected	—											—	—	—

SUBTOTAL	257,731.16	29,217.20	8,075.41	39,284.30	28,457.60	39,040.89	11,352.09	17,655.83	37,808.20	12,407.01	34,432.63	240,075.33	17,655.83	—

	—											—	—	—
	—											—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	73,746.60	(29,658.36)	(370.46)	(36,166.40)	(23,510.17)	(38,213.17)	272,712.84		(38,462.74)	1,883.37	(34,468.31)	73,746.60	—	—
	—											—	—	—
	—											—	—	—
	—											—	—	—
	—											—	—	—

Total Cash Receipts and Transfers	331,477.76	(441.16)	7,704.95	3,117.90	4,947.43	827.72	284,064.93	17,655.83	(654.54)	14,290.38	(35.68)	313,821.93	17,655.83	—

												—	—
Cash Disbursements - Loans												—	—
												—	—
Loan Proceeds Checks	188,854.26						188,854.26					188,854.26	—
Expenses related to Loans	9,629.96						9,629.96					9,629.96	—

Subtotal - Loans	198,484.22	—	—	—	—	—	198,484.22	—	—	—	—	198,484.22	—	—

												—	—
												—	—
Cash Disbursements - Other	—											—	—
Advertising	7,404.05						7,404.05					7,404.05	—
Bank Charges	42.00			12.00	15.00	6.00	—		9.00			42.00	—	—
Claims Funding*	2,363.79						2,363.79					2,363.79	—
Company Auto	44.57						44.57					44.57	—	—
Computer Costs	—						—					—	—	—
Dues And Subscriptions	—						—					—	—	—
Employee Reimbursements - collections exp	—						—					—	—	—
Equipment Rental	120.00						120.00					120.00	—	—
Fixed Assets	18,081.78						18,081.78					18,081.78	—	—
Forms & Printing	5,783.02						5,783.02					5,783.02	—	—
Insurance	925.86						925.86					925.85	—	—
Meals & Entertainment	205.16						205.16					205.16	—	—
Miscellaneous	—						—					—	—	—
Office Expense	2,461.06						2,461.06					2,461.06	—	—
Postage	3,199.96						3,199.96					3,199.96	—	—
Prepaid Expenses	—						—					—	—	—
Prepaid Software ABS	709.98						709.98					209.98	—	—
Professional Fees-Ordinary Course	—						—					—	—	—
Rent	12,966.36						12,966.36					12,_66.36	—	—
Repairs & Maintenance	488.65						488.65					488.65	—	—
Roadgard	—						—					—	—	—
Seminars & Meetings	455.32						455.32					455.32	—	—
Taxes & Licenses	—						—					—	—	—
Telephone	4,893.13						4,893.13					4,893.13	—	—
Temporary Agency Staff	—						—					—	—	—
Travel	966.63						966.63					966.63	—	—
Utilities	2,309.77						2,309.77					2,309.77	—	—
Interest to Finova	—						—					—	—	—
Payroll Paid TTG	—						—					—	—	—
Payroll Paid SMC	39,857.45						22,201.62	17,655.83				22,201.62	17,655.83	—
Restructuring Officer	—						—					—	—	—
Insurance Renewal	—						—					—	—	—
Voyager Payment	—						—					—	—	—
Pre-Filing Prepays	—						—					—	—	—
Deposit to Lender	—						—					—	—	—
US Trustee	—						—					—	—	—
Bankruptcy Professionals	—						—					—	—	—
Other	—						—					—	—	—

Total Other Cash Disbursements	103,278.54	—	—	12.00	15.00	6.00	85,580.71	17,655.83	9.00	—	—	85,622.71	17,655.83	—

												—	—	—

TOTAL ALL CASH DISBURSEMENTS	301,762.76	—	—	12.00	15.00	6.00	284,064.93	17,655.83	9.00	—	—	284,106.93	17,655.83	—

	105,602.24	21,073.67	8,005.95	19,387.06	14,571.82	10,734.25	—	—	10,748.89	14,290.38	6,790.22	105,602.24	—	—

Ending Bank Balance per bank rec.	105,602.24	21,073.67	8,005.95	19,387.06	14,571.82	10,734.25			10,748.89	14,290.38	6,790.22

In re:	Case No.	03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported on the “CURRENT MONTH ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,140,457.92
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,140,457.92

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance-SC		Case # 03-13212	Case No. 03-13212
Monthly Court Report for	August-04
FED ID #	57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACH-OVIA DISBUR- SEMENT ACCOUNTS	WACH- OVIA PAY- ROLL ACCOUNTS	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	879,299.58	6,947.00	7,998.97	13,039.53	778,269.40	16,410.95		—	12,986.19	15,158.41	28,489.13	879,299.58	—	—	879,299.58

	—												—	—	—
TICO Cash Collected	—											—	—	—	—
SM Cash Collected	2,316,827.38	41,683.62	53,082.71	49,164.33	1,783,483.30	81,066.54	7,153.61		61,111.96	48,945.63	191,135.68	2,316,827.38	—	—	2,316,827.38
TIG Cash Collected	—											—	—	—	—
TPF Cash Collected	—											—	—	—	—
TCL Cash Collected	—											—	—	—	—
Other Income Collected	—											—	—	—	—

SUBTOTAL	2,316,827.38	41,683.62	53,082.71	49,164.33	1,783,483.30	81,066.54	7,153.61	—	61,111.96	48,945.63	191,135.68	2,316,827.38	—	—	2,316,827.38

	—											—	—	—	—
	—											—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(628,102.04)	(44,893.42)	(54,627.58)	(48,716.39)	(2,232,270.66)	(85,043.77)	1,981,084.33	152,201.98	(60,389.97)	(48,223.36)	(187,223.20)	(780,304.02)	152,201.98	—	(628,102.04)
	—											—	—	—	—
	—											—	—	—	—
	—											—	—	—	—
	—											—	—	—	—

Total Cash Receipts and Transfers	1,688,725.34	(3,209.80)	(1,544.87)	447.94	(448,787.36)	(3,977.23)	1,988,237.94	152,201.98	721.99	722.27	3,912.48	1,536,523.36	152,201.98	—	1,688,725.34

												—
Cash Disbursements - Loans												—
												—
Loan Proceeds Checks	1,375,464.21						1,375,464.21					1,375,454.21			1,375,464.21
Expenses related to Loans	87,023.00						87,023.00					87,023.00			87,023.00

Subtotal - Loans	1,462,487.21						1,462,487.21					1,462,487.21			1,462,487.21

												—
												—
Cash Disbursements - Other												—
Advertising	15,269.09						15,269.09					15,269.09			15,269.09
Bank Charges	18.00	18.00										18.00	—	—	18.00
Claims Funding*	14,263.67						14,263.67					14,263.67			14,263.67
Company Auto	279.12						279.12					279.12	—	—	279.12
Computer Costs	—						—					—	—	—	—
Dues And Subscriptions	257.76						257.76					257.76	—	—	257.76
Employee Reimburse-ments - collections exp	—						—					—	—	—	—
Equipment Rental	—						—					—	—	—	—
Fixed Assets	1,883.74						1,883.74					1,883.74	—	—	1,883.74
Forms & Printing	14,542.04						14,542.04					14,542.04	—	—	14,542.04
Insurance	5,482.08						5,482.08					5,482.08	—	—	5,482.08
Meals & Entertainment	—						—					—	—	—	—
Miscellaneous	44.05						44.05					44.05	—	—	44.05
Office Expense	4,367.39						4,367.39					4,367.38	—	—	4,367.39
Postage	7,761.81						7,761.81					7,761.81	—	—	7,761.81
Prepaid Expenses	—						—					—	—	—	—
Prepaid Software ABS	4,376.55						4,376.55						—	—	4,376.55
Professional Fees-Ordinary Course	—						—					—	—	—	—
Rent	72,368.75						72,368.75					72,368.75	—	—	72,368.75
Repairs & Maintenance	5,857.04						5,857.04					5,857.04	—	—	5,857.04
Roadgard	—						—					—	—	—	—
Seminars & Meetings	610.60						610.60					610.60	—	—	610.60
Taxes & Licenses	—						—					—	—	—	—
Telephone	15,786.36						15,786.36					15,786.36	—	—	15,786.36
Temporary Agency Staff	163.00						163.00					163.00	—	—	163.00
Travel	523.69						523.69					523.69	—	—	523.69
Utilities	10,818.84						10,818.84					10,818.84	—	—	10,818.84
Interest to Finova	—						—					—	—	—	—
Payroll Paid TTG	—						—					—	—	—	—
Payroll Paid SMC	302,224.76						150,022.78	152,201.98				150,022.78	152,201.98	—	302,224.76
Restructuring Officer	—						—					—	—	—	—
Insurance Renewal	—						—					—	—	—	—
Voyager Payment	201,072.37						201,072.37					201,072.37	—	—	201,072.37
Pre-Filing Prepays	—						—					—	—	—	—
Deposit to Lender	—						—					—	—	—	—
US Trustee	—						—					—	—	—	—
Bankruptcy Professionals	—						—					—	—	—	—
Other	—						—					—	—	—	—

Total Other Cash Disbursements	677,970.71	18.00	—	—	—	—	525,750.73	152,201.98	—	—	—	677,970.21	—	—	677,970.21

												—	—	—	—

TOTAL ALL CASH DISBURS- EMENTS	2,140,457.92	18.00	—	—	—	—	1,988,237.94	152,201.98	—	—	—	1,988,255.94	152,201.98	—	2,140,457.92

	427,567.00	3,719.20	6,454.10	13,487.47	329,482.04	12,433.72	—	—	13,708.18	15,880.68	32,401.61	427,567.00	—	—	427,567.00

Book Balance per bank rec.	427,567.00	3,719.20	6,454.10	13,487.47	329,482.04	12,433.72			13,708.18	15,880.68	32,401.61

In re:	Case No.	03-13211
Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,230,376.74
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,230,376.74

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas		Case #	03-13211
Monthly Court Report for	August-04
FED ID#	57-1002963		_________

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Bank of Texas 3000010649	Community Bank of Trust 100102889	First State Bank 2702488	Frost National Bank 460020362	Hiberala National Bank 04122623
Beginning Cash Position	373,554.97	10,998.30	8,719.10	8,412.79	7,237.86	12,526.95	7,508.18	12,719.98	8,731.39	12,957.17

	—
TICO Cash Collected	—
SM Cash Collected	2,093,691.91	43,582.34	52,335.24	41,031.42	53,118.11	38,536.29	61,999.44	48,156.72	35,469.25	33,865.70
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,093,691.91	43,582.34	52,335.24	41,031.42	53,118.11	38,536.29	61,999.44	48,156.72	35,469.25	33,865.70

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	211,790.86	(41,180.59)	(50,783.73)	(38,301.35)	(52,471.04)	(35,672.99)	(61,843.81)	(46,240.63)	(33,435.02)	(33,487.19)
	—					—
	—
	—
	—

Total Cash Receipts and Transfers	2,305,482.77	2,401.75	1,551.51	2,730.07	647.07	2,863.30	155.63	1,916.09	2,034.23	378.51

Cash Disbursements - Loans
Loan Proceeds Checks	1,692,954.02
Expenses related to Loans	52,162.71

Subtotal - Loans	1,745,116.73	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	22,979.98
Bank Charges	220.75	7.50	12.50	6.00	55.00			6.75		17.50
Claims Funding*	32,311.87
Company Auto	291.83
Computer Costs	—
Dues And Subscriptions	50.00
Employee Reimbursements - collections exp	—
Equipment Rental	—
Fixed Assets	28,299.21
Forms & Printing	21,086.40
Insurance	7,918.57
Meals & Entertainment	536.80
Miscellaneous	—
Office Expense	6,235.99
Postage	7,049.85
Prepaid Expenses	6,432.00
Prepaid Software ABS	6,153.16
Professional Fees-Ordinary Course	266.00
Rent	106,798.09
Repairs & Maintenance	6,052.61
Roadgard	—
Seminars & Meetings	3,891.58
Taxes & Licenses	—
Telephone	37,117.82
Temporary Agency Staff	—
Travel	3,778.00
Utilities	15,531.25
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	172,258.25
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	485,260.01	7.50	12.50	6.00	55.00	—	—	6.75	—	17.50

TOTAL ALL CASH DISBURSEMENTS	2,230,376.74	7.50	12.50	6.00	55.00	—	—	6.75	—	17.50

	448,661.00	13,392.55	10,258.11	11,136.86	7,829.93	15,390.25	7,663.81	14,629.32	10,765.62	13,318.18

Book Balance per bank rec.	448,661.00	13,392.55	10,258.11	11,136.86	7,829.93	15,390.25	7,663.81	14,629.32	10,765.62	13,318.18

THE THAXTON GROUP

Cash Disbursements for Covington Credit of Texas

Monthly Court Report for

FED ID#

	International Bank of Commerce 9004201	Kleberg First National Bank 123390	Liberty Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Arvest Bank 11860459	Guaranty Bank 380- 3594062	Union Planter’s Bank 0080129775	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	89,795.93	7,538.42	7,903.59	10,013.87	10,524.49	7,400.31	6,343.74	9,085.54	—	—	8,986.11		—

TICO Cash Collected							—
SM Cash Collected	598,255.05	54,344.63	39,803.49	36,193.21	33,535.53	50,534.22	49,273.56	23,729.35	500.00	3,000.00	38,766.94	187,825.67
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected							—
Other Income Collected

SUBTOTAL	598,255.05	54,344.63	39,803.49	36,193.21	33,535.53	50,534.22	49,273.56	23,729.35	500.00	3,000.00	38,766.94	187,825.67	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	(589,041.15)	(53,032.89)	(35,345.04)	(34,348.67)	(30,120.17)	(51,349.93)	(48,691.27)	(18,951.22)	17,411.74	(29.50)	(33,312.81)	1,870,072.07	172,258.25

Total Cash Receipts and Transfers	9,213.90	1,311.74	4,458.45	1,844.54	3,415.36	(815.71)	582.29	4,778.13	17,911.74	2,970.50	5,454.11	2,057,897.74	172,258.25

Cash Disbursements - Loans
Loan Proceeds Checks												1,692,954.02
Expenses related to Loans												52,162.71

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—	—	1,745,116.73	—

Cash Disbursements - Other
Advertising												22,979.98
Bank Charges			20.00	8.00	6.75	6.75	9.75	2.25		—	10.00
Claims Funding*												32,311.87
Company Auto												291.83
Computer Costs												—
Dues And Subscriptions												50.00
Employee Reimbursements - collections exp												—
Equipment Rental												—
Fixed Assets												28,299.21
Forms & Printing												21,086.40
Insurance												7,918.57
Meals & Entertainment												536.80
Miscellaneous												—
Office Expense												6,235.99
Postage												7,049.85
Prepaid Expenses												6,432.00
Prepaid Software ABS												6,153.16
Professional Fees-Ordinary Course												266.00
Rent												106,798.09
Repairs & Maintenance												6,052.61
Roadgard												—
Seminars & Meetings												3,891.58
Taxes & Licenses												—
Telephone												37,117.82
Temporary Agency Staff												—
Travel												3,778.00
Utilities												15,531.25
Interest to Finova												—
Payroll Paid TTG												—
Payroll Paid SMC													172,258.25
Restructuring Officer												—
Insurance Renewal												—
Voyager Payment												—
Pre-Filing Prepays												—
Deposit to Lender												—
US Trustee												—
Bankruptcy Professionals												—
Other												—

Total Other Cash Disbursements	—	—	20.00	8.00	6.75	6.75	9.75	2.25	—	—	10.00	312,781.01	172,258.25

TOTAL ALL CASH DISBURSEMENTS	—	—	20.00	8.00	6.75	6.75	9.75	2.25	—	—	10.00	2,057,897.74	172,258.25

	99,009.83	8,850.16	12,342.04	11,850.41	13,933.10	6,577.85	6,916.28	13,861.42	17,911.74	2,970.50	14,430.22	—	—

Book Balance per bank rec.	99,009.83	8,850.16	12,342.04	11,850.41	13,933.10	6,577.85	6,916.28	13,861.42	17,911.74	2,970.50	14,430.22

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

Wells Fargo 4231233624
Beginning Cash Position	11,838.02

TICO Cash Collected
SM Cash Collected	48,621.02
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	48,621.02

GENERAL LEDGER DEPOSITS AND TRANSFERS	(46,442.94)

Total Cash Receipts and Transfers	2,178.08

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—

TOTAL ALL CASH DISBURSEMENTS	—

14,016.10

Book Balance per bank rec.	14,016.10

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	Wells Fargo 4231337470	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998
Beginning Cash Position	10,673.58	10,606.61	11,585.04	11,786.58	11,099.98	58,561.44

TICO Cash Collected
SM Cash Collected	49,546.71	30,215.49	41,460.05	39,156.94	56,294.79	304,540.75
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	49,546.71	30,215.49	41,460.05	39,156.94	56,294.79	304,540.75

GENERAL LEDGER DEPOSITS AND TRANSFERS	(47,041.13)	(28,690.08)	(37,910.53)	(37,370.15)	(54,993.56)	(307,863.79)

Total Cash Receipts and Transfers	2,505.58	1,525.41	3,549.52	1,786.79	1,301.23	(3,323.04)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*			52.00
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	52.00	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	52.00	—	—	—

	13,179.16	12,132.02	15,082.56	13,573.37	12,401.21	55,238.40

Book Balance per bank rec.	13,179.16	12,132.02	15,082.56	13,573.37	12,401.21	55,238.40

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No.	03-13211
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	373,554.97	—	—	373,554.97

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	2,093,691.91	—	—	2,093,691.91
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	—	—	—	—

SUBTOTAL	2,093,691.91	—	—	2,093,691.91

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	39,532.61	172,258.25	—	211,790.86
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	2,133,224.52	172,258.25	—	2,305,482.77

		—
Cash Disbursements - Loans		—
	—	—
Loan Proceeds Checks	1,692,954.02	—		1,692,954.02
Expenses related to Loans	52,162.71	—		52,162.71

Subtotal - Loans	1,745,116.73	—	—	1,745,116.73

		—
		—
Cash Disbursements - Other		—
Advertising	22,979.98	—	—	22,979.98
Bank Charges	220.75		—	220.75
Claims Funding*	32,311.87	—		32,311.87
Company Auto	291.83	—	—	291.83
Computer Costs	—	—	—	—
Dues And Subscriptions	50.00	—	—	50.00
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	28,299.21	—	—	28,299.21
Forms & Printing	21,086.40	—	—	21,086.40
Insurance	7,918.57	—	—	7,918.57
Meals & Entertainment	536.80	—	—	536.80
Miscellaneous	—	—	—	—
Office Expense	6,235.99	—	—	6,235.99
Postage	7,049.85	—	—	7,049.85
Prepaid Expenses	6,432.00	—	—	6,432.00
Prepaid Software ABS	6,153.16	—	—	6,153.16
Professional Fees-Ordinary Course	266.00	—	—	266.00
Rent	106,798.0_	—	—	106,798.09
Repairs & Maintenance	6,052.61	—	—	6,052.61
Roadgard	—	—	—	—
Seminars & Meetings	3,891.58	—	—	3,891.58
Taxes & Licenses	—	—	—	—
Telephone	37,117.82	—	—	37,117.82
Temporary Agency Staff	—	—	—	—
Travel	3,778.00	—	—	3,778.00
Utilities	15,531.25	—	—	15,531.25
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	—	—	—
Payroll Paid SMC	—	172,258.25	—	172,258.25
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	—	—	—	—

Total Other Cash Disbursements	313,001.76	172,258.25	—	485,260.01

	—		—	—

TOTAL ALL CASH DISBURSEMENTS	2,058,118.49	172,258.25	—	2,230,376.74

	448,661.00	—	—	448,661.00

Book Balance per bank rec.

In re:	Case No.	03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursement reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers ( To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,189,045.08
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,189,045.08

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.	03-13213		Case No. 03-13213
Monthly Court Report for		August-04
FED ID#		57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,235,446.92	1,235,446.92		1,235,446.92	—	—	1,235,446.92
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,235,446.92	1,235,446.92	—	1,235,446.92	—	—	1,235,446.92

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(46,401.84)	(131,453.59)	85,051.75	(131,453.59)	85,051.75	—	(46,401.84)
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,189,045.08	1,103,993.33	85,051.75	1,103,993.33	85,051.75	—	1,189,045.08

Cash Disbursements - Loans
Loan Proceeds Checks	763,029.38	763,029.38		763,029.38			763,029.38
Expenses related to Loans	47,385.27	47,385.27		47,385.27			47,385.27

Subtotal - Loans	810,414.65	810,414.65	—	810,414.65	—	—	810,414.65

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	8,400.46	8,400.46		8,400.46			8,400.46
Bank Charges	—	—		—	—	—	—
Claims Funding*	18,785.64	18,785.64		18,785.64			18,785.64
Company Auto	268.54	268.54		268.54	—	—	268.54
Computer Costs	690.79	690.79		690.79	—	—	690.79
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - Collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	4,296.77	4,296.77		4,296.77	—	—	4,296.77
Forms & Printing	6,968.93	6,968.93		6,968.93	—	—	6,968.93
Insurance	3,654.72	3,654.72		3,654.72	—	—	3,654.72
Meals & Entertainment	222.00	222.00		222.00	—	—	222.00
Miscellaneous	44.05	44.05		44.05	—	—	44.05
Office Expense	2,194.29	2,194.29		2,194.29	—	—	2,194.29
Postage	4,618.82	4,618.82		4,618.82	—	—	4,618.82
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	2,721.59	2,721.59		2,721.59	—	—	2,721.59
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	40,334.19	40,334.19		40,334.19	—	—	40,334.19
Repairs & Maintenance	2,736.76	2,736.76		2,736.76	—	—	2,736.76
Roadgard	—	—		—	—	—	—
Seminars & Meetings	835.38	835.38		835.38	—	—	835.38
Taxes & Licences	—	—		—	—	—	—
Telephone	6,076.77	6,076.77		6,076.77	—	—	6,076.77
Temporary Agency Staff	750.00	750.00		750.00	—	—	750.00
Travel	694.49	694.49		694.49	—	—	694.49
Utilities	4,969.05	4,969.05		4,969.05	—	—	4,969.05
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	165,148.10	80,096.35	85,051.75	80,096.35	85,051.75	—	165,148.10
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	104,219.09	104,219.09		104,219.09	—	—	104,219.09
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	—	—		—	—	—	—

Total Other Cash Disbursements	378,630.43	293,578.68	85,051.75	293,578.68	85,051.75	—	378,630.43

TOTAL ALL CASH DISBURSEMENTS	1,189,045.08	1,103,993.33	85,051.75	1,103,993.33	85,051.75	—	1,189,045.08

	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED
Disbursements for calculating US Trustee Quarterly Fees (From Current Month Actual Column)
Total Disbursements	1,913,431.47
Less:Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,913,431.47

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA		Case # 03-13209	Case No. 03-13209
Monthly Court Report for	August-04
FED ID#	58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	27,895.82	22,436.82	5,459.00	—	—	27,895.82	—	—	27,895.82

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,242,828.70	101,115.70	37,047.85	1,104,665.15		1,242,828.70	—	—	1,242,828.70
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUB TOTAL	1,242,828.70	101,115.70	37,047.85	1,104,665.15	—	1,242,828.70	—	—	1,242,828.70

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	675,339.99	(98,563.62)	(34,862.71)	721,938.90	86,827.42	588,512.57	86,827.42	—	675,339.99
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	1,918,168.69	2,552.08	2,185.14	1,826,604.05	86,827.42	1,831,341.27	86,827.42	—	1,918,168.69

Cash Disbursements - Loans
						—
Loan Proceeds Checks	609,751.44			609,751.44		609,751.44			609,751.44
Expenses related to Loans	50,568.84			50,568.84		50,568.84			50,568.84

Subtotal - Loans	660,320.28	—	—	660,320.28	—	660,320.28	—	—	660,320.28

	—					—
	—					—
Cash Disbursements - Other	—					—
Advertising	7,693.67			7,693.67		7,693.67			7,693.67
Bank Charges	—			—		—	—	—	—
Claims Funding*	6,300.48			6,300.48		6,300.48			6,300.48
Company Auto	625.99			625.99		625.99	—	—	625.99
Computer Costs	72.70			72.70		72.70	—	—	72.70
Dues And Subscriptions	—			—		—	—	—	—
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	—			—		—	—	—	—
Fixed Assets	—			—		—	—	—	—
Forms & Printing	5,922.58			5,922.58		5,922.58	—	—	5,922.58
Insurance	3,362.35			3,362.35		3,362.35	—	—	3,362.35
Meals & Entertainment	107.03			107.03		107.03	—	—	107.03
Miscellaneous	3,075.00			3,075.00		3,075.00	—	—	3,075.00
Office Expense	2,219.40			2,219.40		2,219.40	—	—	2,219.40
Postage	3,060.60			3,060.60		3,060.60	—	—	3,060.60
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	2,603.26			2,603.26		2,603.26	—	—	2,603.26
Professional Fees-Ordinary Course	—			—		—	—	—	—
Rent	45,073.94			45,073.94		45,073.94	—	—	45,073.94
Repairs & Maintenance	2,294.17			2,294.17		2,294.17	—	—	2,294.17
Roadgard	20,575.80			20,575.80		20,575.80	—	—	20,575.80
Seminars & Meetings	1,248.66			1,248.66		1,248.66	—	—	1,248.66
Taxes & Licenses	805,506.91			805,506.91		805,506.91	—	—	805,506.91
Telephone	5,104.15			5,104.15		5,104.15	—	—	5,104.15
Temporary Agency Staff	—			—		—	—	—	—
Travel	862.09			862.09		862.09	—	—	862.09
Utilities	6,608.91			6,608.91		6,608.91	—	—	6,608.91
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	173,659.66			86,832.24	86,827.42	86,832.24	86,827.42	—	173,659.66
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	157,133.84			157,133.84		157,133.84	—	—	157,133.84
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	—			—		—	—	—	—

Total Other Cash Disbursements	1,253,111.19	—	—	1,166,283.77	86,827.42	1,166,283.77	86,827.42	—	1,253,111.19

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,913,431.47	—	—	1,826,604.05	86,827.42	1,826,604.05	86,827.42	—	1,913,431.47

	32,633.04	24,988.90	7,644.14	—	—	32,633.04	—	—	32,633.04

Book Balance per bank rec.	32,633.04	24,988.90	7,644.14

In re:	Case No.	03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								792,312.80
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$792,312.80

								FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN	Case # 03-13206		Case No. 03-13206
Monthly Court Report for		August-04
FED ID#		62-1618281

	Consolidated Totals	Peoples 5003363	Union Planters 3600381309	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	118,967.43	13,801.18	12,730.57	—	—	92,435.68	118,967.43	—	—	118,967.43

	—						—	—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	811,392.75	34,742.83	22,062.60	220,175.04		534,411.68	811,392.75	—	—	811,372.75
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	811,392.75	34,742.83	22,062.60	220,175.64	—	534,411.68	811,392.75	—	—	811,392.75

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(28,352.97)	(33,709.97)	(20,805.16)	520,499.14	51,589.02	(545,926.00)	(79,941.99)	51,589.02	—	(28,352.97)
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	783,039.78	1,032.86	1,257.44	740,674.78	51,589.02	(11,514.32)	731,450.76	51,589.02	—	783,039.78

							—
Cash Disbursements - Loans							—
							—
Loan Proceeds Checks	566,261.18			566,261.18			566,261.18			566,261.18
Expenses related to Loans	35,296.76			35,296.76			35,296.76			35,296.76

Subtotal - Loans	601,557.94	—	—	601,557.94	—	—	601,557.94	—	—	601,557.94

							—
							—
Cash Disbursements - Other							—
Advertising	7,206.66			7,206.66			7,206.66			7,206.66
Bank Charges	49.00	40.00	9.00	—			49.00	—	—	49.00
Claims Funding*	8,987.61			8,987.61			8,987.61			8,987.61
Company Auto	356.00			356.00			356.00	—	—	356.00
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	6,708.01			6,708.01			6,708.01	—	—	6,708.01
Forms & Printing	6,347.55			6,347.55			6,347.55	—	—	6,347.55
Insurance	2,265.93			2,265.93			2,265.93	—	—	2,265.93
Meals & Entertainment	44.78			44.78			44.78	—	—	44.78
Miscellaneous	49.30			49.30			49.30	—	—	49.30
Office Expense	1,807.38			1,807.38			1,807.38	—	—	1,807.38
Postage	1,233.40			1,233.40			1,233.40	—	—	1,233.40
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	1,656.62			1,656.62			1,656.62	—	—	1,656.62
Professional Fees-Ordinary Course	236.55			236.55			236.55	—	—	236.55
Rent	33,768.62			33,768.62			33,768.62	—	—	33,768.62
Repairs & Maintenance	1,098.63			1,098.63			1,098.63	—	—	1,098.63
Roadgard	—			—			—	—	—	—
Seminars & Meetings	643.56			643.56			643.56	—	—	643.56
Taxes & Licenses	20.00			20.00			20.00	—	—	20.00
Telephone	11,148.56			11,148.56			11,148.56	—	—	11,148.56
Temporary Agency Staff	—			—			—	—	—	—
Travel	2,079.71			2,079.71			2,079.71	—	—	2,079.71
Utilities	4,245.81			4,245.81			4,245.81	—	—	4,245.81
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	100,801.18			49,212.16	51,589.02		49,212.16	51,589.02	—	100,801.18
Restructuring Office	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filling Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
Other	—			—			—	—	—	—

Total Other Cash Disbursements	190,754.86	40.00	9.00	139,116.84	51,589.02	—	139,165.84	51,589.02	—	190,754.86

							—

TOTAL ALL CASH DISBURSEMENTS	792,312.80	40.00	9.00	740,674.78	51,589.02	—	740,723.78	51,589.02	—	792,312.80

	109,694.41	14,794.04	13,979.01	—	—	80,921.36	109,694.41	—	—	109,694.41

Book Balance per bank rec.	109,694.41	14,794.04	13,979.01			80,921.36

In re:	Case No.	03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	628,087.63
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$628,087.63

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp.	Case No. 03-13205		Case No. 03-13205
Monthly Court Report for		August-04
FED ID#		57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(540,834.72)	100,380.49	467,804.96	(1,036,734.13)	(72,286.04)	(540,834.72)	—	—	540,834.72

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	545,069.41		545,069.41			545,069.41	—	—	545,069.41
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	88.52	88.52				88.52	—	—	88.52

SUBTOTAL	545,157.93	88.52	545,069.41	—	—	545,157.93	—	—	545,157.93

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(305,783.37)		(605,847.74)	240,483.26	59,581.11	(365,364.48)	59,581.11	—	(305,783.37)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	239,374.56	88.52	(60,778.33)	240,483.26	59,581.11	179,793.45	59,581.11	—	239,374.56

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	—			—		—			—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other	—					—
Advertising	93,778.01			93,778.01		93,778.01			93,778.01
Bank Charges	118,651.24			118,651.24		118,651.24	—	—	118,651.24
Claims Funding*	119,751.27			119,751.27		119,751.27			119,751.27
Company Auto	19,670.68			19,670.68		19,670.68	—	—	19,670.68
Computer Costs	32,198.07			32,198.07		32,198.07	—	—	32,198.07
Dues And Subscriptions	770.00			770.00		770.00	—	—	770.00
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	4,055.14			4,055.14		4,055.14	—	—	4,055.14
Fixed Assets	—			—		—	—	—	—
Forms & Printing	2,050.84			2,050.84		2,050.84	—	—	2,050.84
Insurance	909.54			909.54		909.54	—	—	909.54
Meals & Entertainment	13,275.30			13,275.30		13,275.30	—	—	13,275.30
Miscellaneous	1,688.79			1,688.79		1,688.79	—	—	1,688.79
Office Expense	4,897.92			4,897.92		4,897.92	—	—	4,897.92
Postage	11,722.47			11,722.47		11,722.47	—	—	11,722.47
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	—			—		—	—	—	—
Professional Fees-Ordinary Course	—			—		—	—	—	—
Rent	30,859.52			30,859.52		30,859.52	—	—	30,859.52
Repair and Maintenance	—			—		—	—	—	—
Roadgard	—			—		—	—	—	—
Seminars & Meetings	1,162.20			1,162.20		1,162.20	—	—	1,162.20
Taxes & Licenses	164.98			164.98		164.98	—	—	164.98
Telephone	18,470.80			18,470.80		18,470.80	—	—	18,470.80
Temporary Agency Staff	6,558.75			6,558.75		6,558.75	—	—	6,558.75
Travel	16,857.33			16,857.33		16,857.33	—	—	16,857.33
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	130,594.78			68,632.47	61,962.31	68,632.47	61,962.31	—	130,594.78
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	—			—		—	—	—	—

Total Other Cash Disbursements	628,087.63	—	—	566,125.32	61,692.31	566,125.32	61,962.31	—	628,087.63

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	628,087.63	—	—	566,125.32	61,692.31	566,125.32	61,962.31	—	628,087.63

	(929,547.79)	100,469.01	407,026.63	(1,362,376.19)	(74,667.24)	(927,166.59)	(2,381.20)	—	(929,547.79)

Book Balance per bank rec.	(929,547.79)	100,469.01	407,026.63	(1,362,376.19)	(74,667.24)
		—
			—

In re:	Case No.	03-13207
Southern Financial Management, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management-Dormant	Case # 03-13207		Case No. 03-13207
Monthly Court Report for		August-04
FED ID#		57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFER	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Stuff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	August-04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED ” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-l (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfer to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Lousiana InActive	Case # 03-131210		Case No. 03-13210
Monthly Court Report for		August-04
FED ID#		57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements – Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal – Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements – Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements – collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP		Jointly Administered

	Reporting Period	August-04

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances

Net Revenue	$0.00	$0.00

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00

Gross Profit	$0.00	$0.00

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	$0.00	$0.00

Net Profit (Loss) Before Other Income & Expenses	$0.00	$0.00

OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)

Net Profit (Loss) Before Reorganization Items	$0.00	$0.00

REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)

Total Reorganization Expenses	$0.00	$0.00

Income Taxes

Net Profit (Loss)	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 2

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	August-04

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs

Total Other Costs	$0.00	$0.00

Other Operational Expenses

Total Other Operational Costs	$0.00	$0.00

Other Income

Total Other Income	$0.00	$0.00

Other Expenses

Total Other Expenses	$0.00	$0.00

Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru August 31, 2004

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	364,455	12,601	—	34,847,497	36	—	35,224,590	67.4%	9,989,454	45,214,044
I/B Income	—	—	—	—	—	—	—	0.0%	3,613,006	3,613,006
Fee Income	226,383	105,384	—	3,591,851	—	—	3,923,617	7.5%	51,566	3,975,184
Late Charges	143,924	—	—	2,609,853	—	—	2,753,776	5.3%	1,063,828	3,817,605

Total Interest Income	734,762	117,985	—	41,049,201	36	—	41,901,984	80.2%	14,717,855	56,619,838
Interest Expense	113,012	51,518	0	2,393,453	579,907	—	3,137,890	6.0%	3,228,943	6,366,833

Net Interest Income	621,750	66,467	(0)	38,655,747	(579,871)	—	38,764,094	74.2%	11,488,912	50,253,005
Provision for Loan Losses
P&L Recoveries	(9,026)	(110)	—	(452,377)	—	—	(461,513)	-0.9%	(1,868,655)	(2,330,169)
Reserves	—	(20,000)	—	203,689	—	—	183,689	0.4%	(7,657,559)	(7,473,870)
Cash	501,202	64,134	4,612	10,395,355	—	—	10,965,302	21.0%	21,042,340	32,007,643

Total Provision	492,176	44,024	4,612	10,146,667	—	—	10,687,478	20.5%	11,516,126	22,203,604
Net Interest Included Provision	129,574	22,444	(4,612)	28,509,081	(579,871)	—	28,076,616		(27,215)	28,049,401
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—
Insurance Premiums	—	—	—	6,213,013	—	—	6,213,013	11.9%	1,552,000	7,765,013
Insurance Commissions	—	—	2,958,304	(875,789)	—	—	2,082,515	4.0%	70,134	2,152,648
Earned Insurance	—	—	—	—	—	—	—	0.0%	356,117	356,117
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—
Other Fees	—	—	894	295,343	—	—	296,237	0.6%	—	296,237
Other Income	—	227,694	262,276	816,041	425,467	—	1,731,478	3.3%	(17,663,300)	(15,931,822)

Total Direct Income	—	227,694	3,221,474	6,448,608	425,467	—	10,323,242	19.8%	(15,685,049)	(5,361,807)
Total Revenue	734,762	345,679	3,221,474	47,497,808	425,504	—	52,225,226	100.0%	(967,195)	51,258,031

Expenses
Personnel
Salaries & Wages	72,012	130,929	1,421,250	13,187,488	1,274,523	—	16,086,204	30.8%	4,835,637	20,921,841
Commissions/Bonus	—	19,595	340,303	1,902,309	128,923	—	2,391,130	4.6%	473,438	2,864,568
Benefits	6,116	10,541	140,206	1,454,683	79,319	—	1,690,865	3.2%	428,282	2,119,146
Taxes	5,843	11,908	146,664	1,351,574	95,646	—	1,611,635	3.1%	554,429	2,166,064
Other	—	—	56,408	118,437	53,493	—	228,338	0.4%	126,924	355,261

Total Personnel	83,971	172,973	2,104,832	18,014,490	1,631,904	—	22,008,171	42.1%	6,418,709	28,426,880
Building
Rent	314	8,121	183,315	1,859,219	120,941	—	2,171,910	4.2%	829,985	3,001,895
Utilities	—	216	37,022	424,384	27,769	—	489,392	0.9%	146,373	635,764
Depreciation	18,456	2,027	84,488	690,996	196,236	—	992,204	1.9%	454,095	1,446,299
Other	428	257	—	127,207	12,079	—	139,971	0.3%	109,340	249,311

Total Building	19,198	10,621	304,826	3,101,807	357,025	—	3,793,477	7.3%	1,539,792	5,333,269
Telecommunications
Telephone	4,819	5,471	86,466	948,517	109,966	—	1,155,238	2.2%	395,263	1,550,502
Computers	15,686	3,315	80,347	231,654	75,277	—	406,278	0.8%	358,206	764,484
Office Expense	866	415	16,583	350,964	23,580	—	392,408	0.8%	91,107	483,515
Other	—	—	(551)	—	—	—	(551)	0.0%	—	(551)

Total Telecommunications	21,371	9,200	182,845	1,531,134	208,822	—	1,953,372	3.7%	844,576	2,797,948
Advertising	—	113	41,497	1,425,457	25,317	—	1,492,384	2.9%	163,791	1,656,175
Reinsurance Claims Expense	—	—	—	1,410,345	—	—	1,410,345	2.7%	1,404,157	2,814,501
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	357,377	357,377
Professional Fees	2,324	9,030	8,482	288,696	9,873,322	—	10,181,855	19.5%	172,402	10,354,257
Collection Expense	1,708	51	—	27,505	—	—	29,264	0.1%	569,229	598,493
Travel	—	5,882	23,993	835,936	115,923	—	981,733	1.9%	206,910	1,188,643
Office Expense	21,560	2,545	106,570	944,627	125,368	—	1,200,670	2.3%	461,352	1,662,022
Entertainment	—	68	—	243,004	35	—	243,107	0.5%	126	243,233
Amortization	—	—	101,806	158,234	—	—	260,040	0.5%	171,978	432,018
Taxes & Licenses	4,839	2,926	19,838	234,146	29,068	—	290,817	0.6%	196,241	487,059
Other	(1,363)	25,443	216,690	1,417,784	118,308	—	1,776,862	3.4%	2,452,172	4,229,034

Total Other Expense	25,037	30,982	444,905	2,997,794	272,778	—	3,771,497	7.2%	3,281,870	7,053,366

Total Direct Expense	758,798	334,394	3,115,991	42,173,284	13,064,999	—	59,447,465	113.8%	29,703,881	89,151,346
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	-0.1%	42,497	0

Net Income Before Taxes	(24,036)	11,285	90,386	5,302,666	(12,560,043)	—	(7,179,742)	-13.7%	(30,713,573)	(37,893,315)
Income Tax (34%)	—	—	66,684	1,629,918	(5,525,344)	—	(3,828,742)	-7.3%	(6,526,857)	(10,355,599)

Net Income	(24,036)	11,285	23,702	3,672,748	(7,034,699)	—	(3,351,000)	-6.4%	(24,186,716)	(27,537,716)

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP		Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	August-04

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)

Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent/Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders *
Other Postpetition Liabilities (attach schedule)

Total Postpetition Liabilities	$0.00	$0.00

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt

Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)

NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS EQUITY	$0.00	$0.00

** “Insider is defined in 11 U.S.C. Section 101(31).	Form Mor - 3

In re:	Case No.	03-13182-03-13213
THE THAXTON GROUP		Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	August-04

BALANCE SHEET

The Balance Sheet is to be completed on an accrual daily only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Other Current Assets

Total Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustment to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to funds operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

8/31/2004

								Discontinued Operations
	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	TICO	Reinsurance	Total Disc. Ops	Total Company
Assets
Cash/Investments	(16,406)	—	(75,402)	457,345	52,013,200	—	52,378,738	380,701	—	380,701	52,759,439
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	331,079	1,097,534	—	74,953,344	—	—	76,381,957	5,487,091	—	5,487,091	81,869,048
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	(5,441)	—	—	(12,976,602)	—	—	(12,982,044)	(39,804)	—	(39,804)	(13,021,847)
Loss Reserve	(317,000)	(180,000)	—	(5,535,314)	(25,000)	—	(6,057,314)	(1,686,973)	—	(1,686,973)	(7,744,287)
Unearned Insurance	—	—	—	(1,057,443)	—	—	(1,057,443)	(1,729,091)	(865,735)	(2,594,826)	(3,652,270)
Dealer Holdback	—	—	—	—	—	—	—	(22,410)	—	(22,410)	(22,410)
Premises and Equipment, GROSS	173,157	13,687	1,158,025	6,595,232	1,101,830	—	9,041,931	2,734,615	—	2,734,615	11,776,547
Accumulated Depreciation	(151,119)	(12,435)	(1,056,646)	(4,495,447)	(744,042)	—	(6,459,689)	(2,172,149)	—	(2,172,149)	(8,631,838)
Accounts Receivable	73,260	—	213,106	484,835	9,329,769	—	10,100,969	2,519,003	(3,057,192)	(538,189)	9,562,780
Repossessed Automobiles	—	—	—	—	—	—	—	227,634	—	227,634	227,634
Intercompany Balance	532,494	(680,590)	(6,303,156)	(40,494,862)	99,548,571	(6,248,675)	46,353,782	(55,941,872)	9,588,090	(46,353,782)	0
Goodwill	348,938	—	353,379	18,231,990	—	—	18,934,308	13,499,015	—	13,499,015	32,433,323
Other Intangible Assets	—	—	2,030,601	1,528	—	—	2,032,129	—	—	—	2,032,129
Accumulated Amortization	(220,994)	—	(1,254,834)	(276,827)	—	—	(1,752,656)	(1,102,912)	—	(1,102,912)	(2,855,567)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	216,299	216,299	216,299
Prepaid Assets	39	456	55,570	1,084,573	1,479,294	—	2,619,932	62,764	—	62,764	2,682,696
Other Assets	—	—	198,105	(91,286)	553,647	—	660,466	19,190	155,294	174,484	834,950

Total Assets	748,007	238,653	(4,681,251)	36,881,064	187,614,877	(18,409,595)	202,391,756	(37,765,198)	6,036,755	(31,728,442)	170,663,313
Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,687,697	—	2,689,207	32,347	—	32,347	2,721,553
Notes Payable	—	—	67,738	—	74,989,233	—	75,056,972	—	—	—	75,056,972
Subordinated Notes Payable	—	—	—	—	120,905,602	—	120,905,602	1,896,058	—	1,896,058	122,801,661
Accounts Payable	4,236	1,509	79,048	546,384	444,706	—	1,075,883	507,844	326,951	834,795	1,910,678
Employee Savings	—	—	—	289	1,060,228	—	1,060,516	—	—	—	1,060,516
Income Taxes Payable	—	—	66,684	1,505,548	(8,962,210)	—	(7,389,978)	(6,508,506)	124,370	(6,384,136)	(13,774,113)
Claims Reserves	—	—	—	—	—	—	—	—	217,396	217,396	217,396
Accrued Liabilities - Other	9,110	5,898	31,320	3,062,586	490,314	—	3,599,227	376,587	8,171	384,758	3,983,985
Other Liabilities	296,245	107,707	87,252	123,038	28,767	—	643,009	61,532	374,473	436,006	1,079,014

Total Liabilities	309,590	115,115	333,552	5,237,844	191,644,338	—	197,640,438	(3,634,138)	1,051,361	(2,582,776)	195,057,662
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	68,670	—	—	—	68,670
Additional Paid in Capital	851,000	—	800,000	1,768,585	8,835,246	(3,419,685)	8,835,146	—	—	—	8,835,146
Dividends	—	—	—	(1,078,197)	(443,873)	1,079,297	(442,773)	—	—	—	(442,773)
Retained Earnings	(310,603)	128,015	(6,334,675)	30,834,307	(5,106,708)	(18,010,334)	1,200,001	(23,179,341)	4,704,482	(18,474,859)	(17,274,858)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	(126,979)	(4,476)	111,140	2,493,384	(7,391,601)	—	(4,918,532)	(10,951,719)	280,912	(10,670,807)	(15,589,339)

Total Stockholders’ Equity	438,417	123,539	(5,014,803)	31,643,220	(4,029,461)	(18,409,595)	4,751,317	(34,131,060)	4,985,394	(29,145,666)	(24,394,349)
Total Liabilities & Stockholders’ Equity	748,007	238,653	(4,681,251)	36,881,064	187,614,877	(18,409,595)	202,391,756	(37,765,198)	6,036,755	(31,728,442)	170,663,313

The Thaxton Group

Balance Sheet

10/17/2003

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	NONE BANKRUPTCY Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	August 31, 2004

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$109,459.75	$109,459.75	Bi-Weekly	EFT	0
FICA-Employee	0	$67,406.32	$67,406.32	Bi-Weekly	EFT	0
FICA-Employer	0	$128,023.98	$128,023.98	Bi-Weekly	EFT	0
Unemployment	0	$860.70	$860.70	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes

Total Federal Taxes	$0.00	$305,750.75	$305,750.75	$0.00		$0.00

State and Local
Withholding	0	$44,757.75	$44,757.75	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$—	$—	Bi-Weekly		0
Real Property	0		$—
Personal Property			$—
Other:	0	5,827.12	$5,827.12			0

Total State and Local Taxes	$0.00	$50,584.87	$50,584.87	$0.00		$0.00

TOTAL TAXES		$356,335.62	$356,335.62			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	122,635	0				122,635
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders *	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$122,634.60	$0.00	$0.00	$0.00	$0.00	$122,634.60

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* ” Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 4

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for	August-04

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	MODERN REC	TICO-SC	TICO-TN	TICO-HQ	TICO PREMIUM	COMMERCIAL LENDING	THAXTON INSURANCE	CORPORATE
Beginning Cash Position	(6,683.69)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(6,683.69)

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	607,072.61	11,373.70	12,007.91	0.00	0.00	32,920.54	0.00	23,077.46	216,451.45	0.00	58,308.94	5,828.04	14,662.33	170,430.63	62,011.61
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	607,072.61	11,373.70	12,007.91	0.00	0.00	32,920.54	0.00	23,077.46	216,451.45	0.00	58,308.94	5,828.04	14,662.33	170,430.63	62,011.61

Cash Disbursements
Advertising	0.00
Bank Charges	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Claims Funding*	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Company Auto	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Equipment Rental	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Fixed Assets	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Forms and Printings	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Miscellaneous	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Prepaid Software ABS	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Roadgard	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Seminars & Meetings	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Taxes & Licenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	627,264.74	11,373.70	12,007.91	0.00	0.00	32,920.54	0.00	23,077.46	216,451.45	0.00	58,308.94	5,828.04	14,662.33	170,430.61	82,203.74
Employees Withholdings of Insurance/etc.	(38,281.85)														(38,281.85)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	588,982.89	11,373.70	12,007.91	0.00	0.00	32,920.54	0.00	23,077.46	216,451.45	0.00	58,308.94	5,828.04	14,662.33	170,430.63	43,921.89

	11,406.03	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	11,406.03

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON	Case No.	01-10571
Wachovia 2000014825402
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	0.00	(6,683.69)	0.00	(6,683.69)

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

SUBTOTAL	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	607,072.61	0.00	607,072.61
Outstanding Checks - Adjustment	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

Total Cash Receipts and Transfers	0.00	607,072.61	0.00	607,072.61

Cash Disbursements
Advertising	0.00	0.00	0.00	0.00
Bank Charges	0.00			0.00
Claims Funding*	0.00			0.00
Company Auto	0.00			0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00			0.00
Equipment Rental	0.00			0.00
Fixed Assets	0.00			0.00
Forms & Printing	0.00			0.00
Insurance	0.00			0.00
Meals & Entertainment	0.00			0.00
Miscellaneous	0.00			0.00
Office Expense	0.00			0.00
Postage	0.00			0.00
Prepaid Expenses	0.00			0.00
Prepaid Software ABS	0.00			0.00
Professional Fees-Ordinary Course	0.00			0.00
Rent	0.00			0.00
Repairs & Maintenance	0.00			0.00
Roadgard	0.00			0.00
Seminars & Meetings	0.00			0.00
Taxes & Licenses	0.00			0.00
Telephone	0.00			0.00
Temporary Agency Staff	0.00	0.00		0.00
Travel	0.00	0.00		0.00
Utilities	0.00	0.00		0.00
Interest to Finova	0.00			0.00
Payroll Paid TTG	0.00	627,264.74		627,264.74
Employee Witholding of Insurance/etc	0.00	(38,281.85)		(38,281.85)
Restructuring Officer	0.00			0.00
Insurance Renewal	0.00			0.00
Voyager Payment	0.00			0.00
Pre-Filing Prepays	0.00			0.00
Deposit to Lender	0.00			0.00
US Trustee	0.00			0.00
Bankruptcy Professionals	0.00			0.00
Other	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00	0.00		0.00
	0.00			0.00

	0.00	588,982.89	0.00	588,982.89

	0.00	11,406.03	0.00	11,406.03

PAYROLL - THE THAXTON GROUP

	Period Ending 8/6/2004	Period Ending 8/20/2004	Period Ending	Total
Corporate
Salary expense	$32,953.32	$43,676.48		$76,629.80
FICA/FUTA/SUTA	$2,029.78	$2,832.04		$4,861.82
401(k) match	$189.82	$510.66		$700.48
Overtime	$11.64	$—		$11.64
Bonus	$—	$—		$—

Total	$35,184.56	$47,019.18	$—	$82,203.74
Tico Premium
Salary expense	$2,676.12	$2,676.12		$5,352.24
FICA/FUTA/SUTA	$190.50	$190.50		$381.00
401(k) match	$47.40	$47.40		$94.80

Total	$2,914.02	$2,914.02	$—	$5,828.04
				$—
Commercial Lending
Salary expense	$6,116.22	$6,116.22		$12,232.44
FICA/FUTA/SUTA	$546.26	$459.05		$1,005.31
401(k) match	$159.39	$125.19		$284.58
Commissions	$1,140.00	$—		$1,140.00

Total	$7,961.87	$6,700.46	$—	$14,662.33
Thaxton Insurance Group
Salary expense	$63,166.88	$62,468.87		$125,635.75
FICA/FUTA/SUTA	$5,040.38	$6,759.04		$11,799.42
401(k) match	$1,027.80	$1,724.82		$2,752.62
Overtime	$572.07	$1,054.18		$1,626.25
Commissions	$—	$23,173.59		$23,173.59
Bonus	$2,373.00	$3,070.00		$5,443.00

Total	$72,180.13	$98,250.50	$—	$170,430.63
Tico
Salary expense	$130,883.58	$128,362.77	$—	$259,246.35
FICA/FUTA/SUTA	$11,763.80	$12,903.04	$—	$24,666.84
401(k) match	$789.53	$771.06	$—	$1,560.59
Overtime	$8,817.33	$3,831.29	$—	$12,648.62
Commissions	$—	$—	$—	$—
Bonus	$15,517.60	$40,500.00	$—	$56,017.60

Total	$167,771.84	$186,368.16	$—	$354,140.00
Period Total	$286,012.42	$341,252.32	$—	$627,264.74
401(k) payable	$(8,064.66)	$(11,361.07)		$(19,425.73)
Payable to reimbursement	$(696.98)	$(1,527.74)		$(2,224.72)
Dental insurance	$(494.52)	$(460.96)		$(955.48)
Cancer insurance	$(503.92)	$(518.49)		$(1,022.41)
Life insurance	$(630.04)	$(716.82)		$(1,346.86)
Contingent health liability	$(6,502.15)	$(6,804.50)		$(13,306.65)
Tax/stale date adj		$—		$—
Tax levy				$—
Advance		$—
Unidentified	$880.06
KERP	$—	$—
Transfer employee to SM	$7,286.02

	$277,286.23	$319,862.74	$—	$597,148.97
	$(8,726.19)	$(21,389.58)	$—	$(30,115.77)
				$—
				$—
Net Checks	$20,241.13	$20,135.97		$40,377.10
Direct Deposits	$162,889.83	$159,835.05		$322,724.88
Wage Garnishments	$817.43	$1,047.63		$1,865.06
Federal Tax	$27,023.39	$31,823.13		$58,846.52
EE SS Tax	$15,472.65	$18,396.22		$33,868.87
ER SS Tax	$15,504.83	$18,438.25		$33,943.08
EE Med Tax	$3,721.29	$4,441.01		$8,162.30
ER Med Tax	$3,728.93	$4,450.79		$8,179.72
State/local Tax	$12,980.04	$15,370.15		$28,350.19
Futa	$38.57	$41.57		$80.14
Suta	$338.21	$264.87		$603.08
Adjustments	$14,529.93	$45,618.10		$60,148.03

GRAND TOTAL	$277,286.23	$319,862.74	$—	$597,148.97

				$—
reconciliation	$—	$—	$—	$—
Accrual	$8,726.19	$21,389.58	$—	$30,115.77

PAYROLL - TICO

	Period Ending 8/6/2004	Period Ending 8/20/2004	Period Ending	Total
SC/VA
Salary expense	$74,320.21	$73,624.94		$147,945.15
FICA/FUTA/SUTA	$6,936.65	$8,273.11		$15,209.76
401(k) match	$262.46	$244.09		$506.55
Overtime	$8,133.96	$3,738.43		$11,872.39
Commissions	$—	$—		$—
Bonus	$9,517.60	$31,400.00		$40,917.60

Total	$99,170.88	$117,280.57	$—	$216,451.45
AL
Salary expense	$5,126.00	$5,139.37		$10,265.37
FICA/FUTA/SUTA	$403.52	$379.68		$783.20
401(k) match	$—	$—		$—
Overtime	$325.13	$—		$325.13
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$5,854.65	$5,519.05	$—	$11,373.70
NC
Salary expense	$8,391.20	$8,378.46		$16,769.66
FICA/FUTA/SUTA	$1,157.06	$1,207.59		$2,364.65
401(k) match	$135.43	$135.33		$270.76
Overtime	$77.74	$37.73		$115.47
Commissions	$—	$—		$—
Bonus	$6,000.00	$7,400.00		$13,400.00

Total	$15,761.43	$17,159.11	$—	$32,920.54
GA
Salary expense	$5,574.60	$4,749.15		$10,323.75
FICA/FUTA/SUTA	$471.69	$394.09		$865.78
401(k) match	$—	$—		$—
Overtime	$263.25	$55.13		$318.38
Commissions	$—	$—		$—
Bonus	$—	$500.00		$500.00

Total	$6,309.54	$5,698.37	$—	$12,007.91
OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

PAYROLL - TICO

	Period Ending 8/6/2004	Period Ending 8/20/2004	Period Ending	Total
KY
Salary Expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Corp
Salary expense	$26,281.81	$26,281.81		$52,563.62
FICA/FUTA/SUTA	$1,946.23	$1,885.05		$3,831.28
401(k) match	$357.02	$357.02		$714.04
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$1,200.00		$1,200.00

Total	$28,585.06	$29,723.88	$—	$58,308.94
Modern
Salary expense	$11,189.76	$10,189.04		$21,378.80
FICA/FUTA/SUTA	$848.65	$763.52		$1,612.17
401(k) match	$34.62	$34.62		$69.24
Overtime	$17.25	$—		$17.25
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$12,090.28	$10,987.18	$—	$23,077.46
Period Total	$167,771.84	$186,368.16	$—	$354,140.00

THE THAXTON GROUP
Cash Disbursements for THAXTON INVESTMENT PAYROLL		Wachovia #	2000014825703
Wachovia	August-04		2079900431038
Monthly Court Report for			540439122
			207990043104

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(72,286.04)	—	—	—	—	—		(72,286.04)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	625,165.36	17,655.83	172,258.25	152,201.98	86,827.42	85,051.75	51,589.02	59,581.11
Outstanding checks	—					—
	—

Total Cash Receipts and Transfers	625,165.36	17,655.83	172,258.25	152,201.98	86,827.42	85,051.75	51,589.02	59,581.11

Cash Disbursements - Loans
Gross Wages	1,342,434.05	43,863.29	377,759.01	331,421.26	171,616.22	165,486.60	110,794.73	141,492.94
Federal Tax	99,757.82	2,657.68	25,965.74	23,674.95	13,173.23	10,259.96	8,800.27	15,225.99
SS Tax	79,064.46	2,661.72	22,925.90	19,891.94	10,483.56	9,486.07	6,726.77	6,888.50
Med Tax	19,006.95	622.48	5,361.69	4,697.70	2,451.82	2,318.86	1,573.21	1,981.19
EIC	(127.56)	—	—	(127.56)	—	—	—	—
State Tax	33,762.14	1,346.00	81.26	12,435.82	6,811.16	6,258.56	96.82	6,732.52
Advance	(5,599.49)	(49.49)	(3,725.00)	(700.00)	125.00	—	(1,375.00)	125.00
Mileage	(42,475.27)	(1,147.16)	(13,450.58)	(10,924.26)	(5,310.69)	(7,347.48)	(4,222.20)	(72.96)
Miscellaneous	—	—	—	—	—	—	—	—
Shortage	711.10	—	260.00	351.10	—	—	100.00	—
STD	2,103.82	60.94	692.50	526.30	238.22	265.92	185.59	134.35
Medical	23,626.31	733.84	6,135.49	5,671.39	1,874.61	3,892.50	1,759.90	3,558.58
401K Loans	5,299.07	—	2,825.20	600.92	428.26	99.32	—	1,345.37
401K Deducts	19,401.96	492.44	5,758.14	5,243.83	1,763.34	417.13	112.43	5,614.65
AHL Dental	4,847.40	149.64	1,132.84	1,385.40	463.18	818.44	487.14	410.76
AHL Cancer	1,377.46	48.84	396.66	394.50	111.66	219.04	52.04	154.72
AHL Life	3,422.39	122.62	950.74	829.09	482.77	572.88	232.05	232.24
Flex Med	1,828.60	—	327.74	577.66	80.00	—	—	843.20
Dep Care	60.00	—	—	60.00	—	—	—	—
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment Fee	102.00	—	26.00	41.00	10.00	7.00	14.00	4.00
Garnishment	379.41	—	151.47	227.94	—	—	—	—
Bankrpc	535.00	—	—	375.00	160.00	—	—	—
Child support	8,561.59	50.00	1,801.06	2,200.16	820.06	1,392.81	1452.50	845.00
Tax Levy	493.00	—	—	300.00	43.00	150.00	—	—
Frings	—	—	—	—	—	—	—	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	1.88	—	—	—	—	—	1.88	—
Other	—	—	—	—	—	—	—	—
	256,140.04	7,749.55	57,616.85	67,732.94	34,209.18	28,811.01	15,997.40	44,023.11
Gross To Net (includes adj.)	—	—	—	—	—	—	—	—
Prepays and voids	—	—	—	—	—	—	—	—
DD Reversals & adjs.	—	—	—	—	—	—	—	—
Net DD/live checks	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	5,003.69	—	988.37	1,576.55	533.03	756.99	726.25	422.50
Federal Tax	50,613.23	1,069.00	12,734.49	12,484.42	6,390.83	5,657.58	4,605.54	7,671.37
EE SS Tax	33,537.45	971.52	9,483.27	8,383.11	4,750.45	4,122.16	2,754.47	3,072.47
ER SS Tax	79,064.43	2,661.72	22,925.47	19,891.89	10,483.52	9,486.07	6,726.77	6,888.49
EE Med Tax	8,123.67	227.18	2,217.84	1,953.65	1,110.95	1,064.36	646.03	903.66
ER Med Tax	19,007.11	622.51	5,361.73	4,798.02	2,451.85	2,218.58	1,573.25	1,981.17
State Tax	16,407.56	566.97	315.74	5,850.92	3,306.79	3,023.01	136.53	3,207.6
Futa	780.56	25.69	234.50	196.64	134.80	74.40	69.10	45.43
Suta	22,015.38	978.57	862.40	7,635.71	4,714.44	3,633.4	383.38	3,807.48
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	627,546.56	17,655.83	172,258.25	152,201.98	86,827.42	85,051.75	51,589.02	61,962.31
Manual Checks	—

Total Other Cash Disbursements	627,546.56	17,655.83	172,258.25	152,201.98	86,827.42	85,051.75	51,589.02	61,962.31

TOTAL ALL CASH DISBURSEMENTS	627,546.56	17,655.83	172,258.25	152,201.98	86,827.42	85,051.75	51,589.02	61,962.31

	(74,667.24)	—	—	—	—	—	—	(74,667.24)

Book Balance per bank rec.	(74,667.24)		—		—	—		(74,667.24)
Ending Bank Balance per bank rec.

THE THAXTON GROUP
Cash Disbursements for THAXTON INVESTMENT PAYROLL	Case No.
Wachovia
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	—	(72,286.04)	—	(72,286.04

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	625,165.36	—	625,165.36
Outstanding Checks	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	—	625,165.36	—	625,165.36

	—	—
Cash Disbursements - Loans	—	—
	—	—
Gross Wages	—	1,342,434.05
Federal Tax	—	99,757.82
SS Tax	—	79,064.46	—	79,064.46
Med Tax	—	19,006.95
EIC	—	(127.56)	—	(127.56)
State Tax	—	33,762.14	—	33,762.14
Advance	—	(5,599.49)	—	(5,599.49)
Mileage	—	(42,475.27)	—	(42,475.27)
Miscellaneous	—	—	—	—
Shortage	—	711.10	—	711.10
STD	—	2,103.82	—	2,103.82
Medical	—	23,626.31	—	23,626.31
401K Loans	—	5,299.07	—	5,299.07
401K Deducts	—	19,401.96	—	19,401.96
AHL Dental	—	4,847.40	—	4,847.40
AHL Cancer	—	1,377.46	—	1,377.46
AHL Life	—	3,422.39	—	3,422.39
Flex Med	—	1,828.60	—	1,828.60
Dep Care	—	60.00	—	60.00
Stop Payment Fee	—	—	—	—
Garnishment fee	—	102.00	—	102.00
Garnishment	—	379.41	—	379.41
Bankrpc	—	535.00	—	535.00
Child support	—	8,561.59	—	8,561.59
Tax Levy	—	493.00	—	493.00
Fringe	—	—	—	—
STD Net	—	—	—	—
SS Tax Adjust	—	1.88	—	1.88
Other	—	—	—	—
	—	256,140.04	—	256,140.04
Gross To Net (includes adj.)	—	—	—	—
Prepays and voids	—	—	—	—
DD Reversals & adjs.	—	—	—	—
Net DD/live checks	—	—	—	—
	—	—	—	—
FUNDING REQUIREMENTS	—	—	—	—
Net Checks	—	—	—	—
Direct Deposits	—	—	—	—
Wage Garnishments	—	5,003.69	—	5,003.69
Federal Tax	—	50,613.23		50,613.23
EE SS Tax	—	33,537.45		33,537.45
ER SS Tax	—	79,064.43		79,064.43
EE Med Tax	—	8,123.67		8,123.67
ER Med Tax	—	19,007.11		19,007.11
State Tax	—	16,407.56		16,407.56
Futa	—	780.56		780.56
Suta	—	22,015.38		22,015.38
	—	—		—
Total Amt Debited from our Acct	—	—		—
Cash BY ENTITY	—	627,546.56		627,546.56
Manual Checks	—	—		—

Total other Cash Disbursements	—	627,546.56	—	627,546.56

TOTAL ALL CASH DISBURSEMENTS	—	627,546.56	—	627,546.56

	—	(74,667.24)	—	(74,667.24)

Book Balance per bank rec.
Ending Bank Balance per bank rec.

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP		Jointly Administered

	Reporting Period	August-04

ACCOUNTS RECEIVABLE RECONCILATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$110,011,031.52
Plus Amounts billed during the period	$4,446,696.39
Less - charge offs in connection with sale	(1,899,213.76)
Sold Receivables during month	(18,059,670.49)
Less Amounts collected during period	(12,709,825.82)
Total Accounts Receivable at the end of the reporting period	$81,789,017.84

Accounts Receivable Aging	Amount
0-30 days old	$73,622,207.21
31-60 days old	$2,772,562.89
61-90 days old	$1,780,867.52
91+ days old	$3,613,380.22
Total Accounts Receivable	$81,789,017.84
Amount considered uncollectible (Bad Debts) - Reserve
Accounts Receivable (Net)	$81,789,017.84

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
2. Have any funds been disbursed from any account other than a debtor in possession account this period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

1. Sale of Tico Credit of Alabama and Georgia as of 8/31 Sale of Tico North Carolina and Virginia as of 8/23 Sale of Tico South Carolina as of 8/31

2. First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 8/31/2004

Aged Accounts Receivable

(Gross Balance as of 8/31/04)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$68,898,057	$65,946,313	$2,358,210	$402,140	$191,393
Potential (1-30)	$4,724,150	$3,698,247	$605,213	$400,062	$20,629
31-60 Days	$2,772,563	$2,251,899	$420,794	$72,055	$27,815
61-90 Days	$1,780,868	$1,382,629	$359,137	$21,961	$17,141
91 and Over	$3,613,380	$1,674,256	$1,663,707	$201,316	$74,101
Total Delinquency	$12,890,961	$9,007,031	$3,048,850	$695,394	$139,686
Total Gross Receivables	$81,789,018	$74,953,344	$5,407,061	$1,097,534	$331,079

Post Accounts Payable
(As of 8/31/04)

Southern Management	$108,570
Tico Credit	$14,065
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—
Total	$122,635

L\AR Split 2003\
Weekly Loans Rec\
Prepared by Danny Bufford	THE THAXTON GROUP MONTHLY OPERATING REPORT - AUGUST 2004.xls, AR AP

THE THAXTON GROUP	CASES 03-13182 - 03-13213

INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED

Monthly Court Report for August
HOLDING COMPANY HOLDING COMPANY	HOLDING COMPANY

	Consolidated Totals	ELIMINATIONS	THAXTON GROUP, INC Corporate	Thaxton Operating Company	Eagle	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation	TIC-Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 7/31 per G/L Trial Balance	—	6,248,675.00	116,688,294.00			(6,317,533.00)	(705,176.00)	390,831.00		(44,658,558.00)	(72,446,910.00)	—

Cash Transfers between companies	—		(3,388,811.66)			201,295.42				552,694.09	2,634,822.15
Expenses paid by Corporate – expensed in subsidiaries (treated as separate cost centers as opposed to separate companies	—		(151,250.17)			(4,640.99)	24,586.00	141,663.00		(189.00)	(10,168.84)
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	—		162,975.00							(113,916.58)	(49,058.42)
Payroll	—		537,625.13			(180,580.63)				15,470.50	(372,515.00)
Analysis charges	—		8,607.60			(1.696.92)					(6,910.68)
Audit accrual	—
Transfer of assets	—
Sale of branches	—		(14,308,868.58)								14,308,868.58
	—

General Ledger as of 8/31/04	—	6,248,675.00	99,548,571.32	—	—	(6,303,156.12)	(680,590.00)	532,494.00	—	(44,204,498.99)	(55,941,872.21)	—

	—	6,248,675.00	99,548,571.32	—	—	(6,303,156.12)	(680,590.00)	532,494.00	—	(44,204,498.99)	(55,941,872.21)	—

Balance Sheet – August 31, 2004	—	6,248,675.00	99,548,571.00			(6,303,156.00)	(680,590.00)	532,494.00		(44,204,498.00)	(55,941,872.00)